                                                                  Exhibit 10.9

                         THE JEAN COUTU GROUP (PJC) INC.
                                SENIOR EXECUTIVES
                                  PENSION PLAN
                              INCLUDING AMENDMENT 4
                                October 23, 2002

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                       EXCERPT OF THE MINUTES OF A MEETING

Of the  : Board of Directors                     RECEIVED ON
                                                   SEP. 4, 1997
Of      : The Jean Coutu Group (PJC) Inc.

Held in : Longueuil, Quebec                      Rep ...

On      : July 15, 1997

WHEREAS the company, by resolution of the Board of Directors dated July 11, 1980, created a pension plan for its employees and subsequently amended the plan, the most recent amendment being dated December 7, 1993, and

WHEREAS Revenue Canada has requested that corrections be made to the provisions of the plan in order to comply with the requirements of the new registration rules under the Income Tax Act.

NOW THEREFORE upon resolution duly proposed, seconded and unanimously adopted, it is hereby resolved as follows:

         1. The amendment of December 7, 1993 is repealed.

         2. The provisions of the plan contained in the document titled "Regulation - pension plan" as submitted to the meeting are hereby adopted and these provisions shall replace the former provisions governing the plan. The document is hereby filed with the secretary of the meeting and shall form part of the minutes of the meeting.

         3. Article 2 shall enter into force and effect on January 1, 1990.

I, the undersigned, certify that the foregoing is a true and accurate excerpt of the minutes of the meeting of the Board of Directors of the company, held at the place and on the date first indicated above.


Longueuil, Quebec

July 15, 1997                                   [Signature]
                                           ---------------------
                                           Yvon Bechard
                                           Executive Vice President

-------------------------------------------------------------------------------

A. REGULATION - PENSION PLAN
-------------------------------------------------------------------------------

                         THE JEAN COUTU GROUP (PJC) INC.
                         SENIOR EXECUTIVES PENSION PLAN
-------------------------------------------------------------------------------
Short name  SEPP - THE JEAN COUTU GROUP (PJC) INC.
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

I.         SUMMARY
II.        PURPOSE
III.       DEFINITIONS
IV.        NAME OF THE PLAN
V.         EFFECTIVE DATE
VI.        FINANCIAL YEAR
VII.       ELIGIBILITY
VIII.      MEMBERSHIP
IX.        PERIODS
X.         ACCOUNTS
XI.        ACTUARIAL ASSUMPTIONS
XII.       CONTRIBUTIONS
XIII.      BENEFITS DURING REPAYMENT PERIOD
XIV.       BENEFITS DURING DEFERRED ANNUITY PERIOD
XV.        BENEFITS DURING EARLY ANNUITY PERIOD
XVI.       BENEFITS DURING NORMAL ANNUITY PERIOD
XVII.      BENEFITS DURING POSTPONED ANNUITY PERIOD
XVIII.     BENEFITS DURING ANNUITY PAYMENT PERIOD
XIX.       ANNUITY OPTIONS
XX.        PURCHASE OF ANNUITIES
XXI.       BENEFICIARY
XXII.      ASSIGNMENT OF RIGHTS BETWEEN SPOUSES
XXIII.     NOTICE
XXIV.      ADMINISTRATION
XXV.       DISCLOSURE TO MEMBERS
XXVI.      SURPLUS
XXVII.     TAXES
XXVIII.    NO SEIZURE
XXIX.      EVIDENCE
XXX.       OBLIGATIONS
XXXI.      AMENDMENTS
XXXII.     TERMINATION

-------------------------------------------------------------------------------

I.  SUMMARY
-------------------------------------------------------------------------------

                                                                                               Article
--------------------------------------------------------------------------------------------------------------
NAME OF PLAN                    The Jean Coutu Group (PJC) Inc.                                    IV
                                Senior executives pension plan
--------------------------------------------------------------------------------------------------------------
SHORT FORM NAME                 SEPP - The Jean Coutu Group (PJC) Inc.                             IV
--------------------------------------------------------------------------------------------------------------
PRINCIPAL EMPLOYER              The Jean Coutu Group (PJC) Inc.                                    III
--------------------------------------------------------------------------------------------------------------
EMPLOYER MEMBERS                N/A                                                                III
--------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                  July 11, 1980                                                       V
--------------------------------------------------------------------------------------------------------------
CONSOLIDATION DATE              January 1, 1990                                                     V
--------------------------------------------------------------------------------------------------------------
REFORM DATE                     January 1, 1991                                                     V
--------------------------------------------------------------------------------------------------------------
FINANCIAL YEAR END              December 31, 1980                                                  VI
--------------------------------------------------------------------------------------------------------------
ELIGIBILITY                     Jacques Masse - 01.06.1982, Jean Gregoire -                        VII
                                01.01.1988 Yvon Goyer - 01.06.1988
--------------------------------------------------------------------------------------------------------------
NORMAL RETIREMENT DATE          Jacques Masse and Yvon Goyer - 60 years old                        IX
                                Jean Gregoire - 63 years old
--------------------------------------------------------------------------------------------------------------
ANNUITY PERCENTAGE              Jacques Masse and Jean Gregoire - 2%                                X
                                Yvon Goyer - 0.91%
--------------------------------------------------------------------------------------------------------------
ACT                             Act respecting supplemental pension plans - Quebec                 III
--------------------------------------------------------------------------------------------------------------
TYPE OF PLAN                    Specific benefits                                                   X
--------------------------------------------------------------------------------------------------------------
CATEGORY OF PLAN                Non-contributing                                                   XII
--------------------------------------------------------------------------------------------------------------

FORM OF ANNUITY

--------------------------------------------------------------------------------------------------------------
                                         Lifetime                    Bridge
--------------------------------------------------------------------------------------------------------------
APPLICABLE                                  Yes                 Jacques Masse - PSV                 X
--------------------------------------------------------------------------------------------------------------
GUARANTEE                             120 instalments                                             XVIII
--------------------------------------------------------------------------------------------------------------
JOINT AND SURVIVOR                           0%                                                   XVIII
--------------------------------------------------------------------------------------------------------------
INDEXATION                       J Masse and Y Goyer - IPC                                          X
--------------------------------------------------------------------------------------------------------------

II. PURPOSE

A) Principal purpose

The principal purpose of the plan is to provide for periodic payments of amounts to individuals from the date of their retirement until the time of their death for services rendered as employees.

B) Allocation of funds

The plan funds shall solely be allocated for the following purposes:

     o  payment of benefits;

     o total or partial repayment of contributions paid by a member or by a participating employer for the purpose of preventing revocation of registration of the plan;

     o payment of administration costs, investment and other reasonable expenses incurred within the framework of the plan;

     o  transfers to other registered plans;

     o total or partial repayment of contributions paid by a member further to an amendment which reduces contributions of members under the plan;

     o  interest at a reasonable rate paid on the repayment of contributions;

     o amounts paid in total or partial settlement for any members' rights to actuarial surpluses.

C) Eligible benefits

Solely the benefits described in this regulation which cover each of the following events shall be allowed under the plan:

     o  retirement

     o  employment termination

     o  death

     o  transfer of benefits between spouses after marital break-down

     o  partial or total winding-up of the plan.

III. DEFINITIONS

For purposes of interpretation of this regulation, the following words shall have the meanings set forth in this article unless the context clearly indicates they should be understood in their ordinary meaning:

a) EMPLOYEE: shall mean a person who is employed by the employer and remunerated for services rendered;

b) EMPLOYER: the principal employer whose name appears in the summary. Where an employee is employed by a participating employer, employer shall mean the participating employer in the department where the employee is working;

c) DISABILITY: condition where, due to injury or illness, an employee is unable to perform any remunerated duty for which he/she is reasonably qualified based on his/her education and experience. Such disability shall be permanent and certified by a qualified physician.

d) REMUNERATION: remuneration shall include salary, fees, premiums, directors' fees and commissions paid by the employer to any person in his/her service;

e) INDEXED REMUNERATION: the remuneration adjusted by the average wage index, as set forth in the Income Tax Act;

f) INCOME TAX ACT: the Canada Income Tax Act, any regulations adopted pursuant thereto and the administrative guidelines established pursuant to this Act and its regulations, or the provisions of the relevant provincial tax laws pursuant to which the plan is registered, where such provisions are more restrictive than federal law;

g)  ACT: the Pension Plan Act whose name appears in the summary;

h) HIGHEST AVERAGE WAGE: shall mean, for a person who is employed for 3 non-concurrent periods of 12 consecutive months, 1/3 of the sum of indexed remuneration for each of the 36 months covering these 3 periods. In any other event, the sum of indexed remuneration for each of the months divided by the number of months where this remuneration contributes to this sum. The highest average wage is then expressed on an annual basis;

i) SERVICE: the fact that a person performs work for his/her employer without allowing for temporary interruption periods;

j) AVERAGE MAXIMUM PENSIONABLE EARNINGS: the arithmetical average of maximum pensionable earnings as defined by the Act respecting the Quebec Pension Plan for the 3 year period terminating at the end of the year when the calculation of the average is made;

k)  SPOUSE: the person of opposite sex who:

    a) is married to the member;

    b) lives in a common law union with an unmarried member for at least three years or in the following cases for at least one year:

    i)   at least one child is born or to be born of their union;

    ii) they have jointly adopted at least one child during the period of their marital life;

    iii) one of the two has adopted at least one child of the other during such period.

The status as spouse shall be determined on the first of the following dates:

    i)   the day immediately preceding the death of the member;

    ii)  the initial payment date of the member's annuity.

Spousal benefits shall be extinguished by legal separation, divorce, marriage annulment or termination of marital life, but the foregoing events shall not extinguish the right of the spouse to benefits where they occur during the period of deferral or payment of the annuity, provided there has been no division of vested benefits at the time of the event and that the member has advised the pension committee in writing to pay the annuity to such spouse notwithstanding such event.

l) SERVICE YEARS: service years include full years and fractions of years. Generally, a service year is credited to any employee who has worked full time throughout the year.

    For employees who are temporarily on leave from work without remuneration, or who received reduced remuneration for part of the year for any reason whatsoever, or any member whose membership has either commenced or terminated during the year, the fraction of the service year credited shall be the ratio obtained by dividing remuneration paid to the member by the remuneration which the member would have received had he/she worked full time throughout the year;

m) MEMBERSHIP YEAR: any year during which an employee is an active member of the plan;

n) ELIGIBLE SERVICE: any period during which a member is an employee. Solely service in Canada or foreign service giving rise to taxable remuneration in Canada shall be deemed eligible. Periods of remunerated temporary leave are deemed to be eligible service.

    However, for a related member, any period of remunerated absence for disability or other reason shall not be eligible.

o) TEMPORARY LEAVE: a period of less than 24 months authorised by the employer, at the end of which the member is scheduled to return to work;

p) MEMBER: means an employee who acquires benefits under the plan or an ex-employee who continues to be entitled to benefits under the plan. The purchase of a pension fund from an insurer does not terminate membership of the relevant person;

q) ACTIVE MEMBER: any employee who, from time to time, acquires benefits under the plan;

r)  RELATED MEMBER: shall mean a member who, as the case may be:

    i) directly or indirectly owns at least 10% of the issued shares of a class of the share capital of the employer or any related corporation of the employer;

    ii)  is in a subordinate relationship with the employer;

    iii) is a specified shareholder of the employer as this expression is defined pursuant to the Income Tax Act;

s) PENSIONABLE SERVICE: all service years after the effective date shall be credited as pensionable service. However, the period between one year after the effective date and prior to the reform date shall not be deemed to be pensionable service in the case of a related member whose salary is not deemed reasonable according to guidelines issued by the income tax authorities (Revenue Canada).

    Service years prior to the effective date shall not be deemed pensionable unless they are recognised as such by the employer. However, in any event, service years prior to the effective date shall not be deemed pensionable by the employer in the following cases.

        o In the case of a related member, any years for which the employer has contributed to a deferred profit-sharing plan on behalf of such member, or years when the employee has acquired benefits pursuant to another registered retirement plan of the employer.

        o In the case of a related member, any years prior to the reform date during which the salary is deemed to be unreasonable according to guidelines issued by the income tax authorities (Revenue Canada).

t) MAXIMUM ANNUITY AMOUNT: shall mean the relevant benefits ceiling determined for the calendar year, during which benefits commence being paid, as more fully detailed under the Income Tax Act.

IV. NAME OF THE PLAN

The following elements comprise the plan known under the name first indicated in the summary:

        o this regulation and the resolution adopting it;

        o the pension committee regulation and the resolution adopting it;

        o powers of attorney where applicable, and any resolutions of the pension committee;

        o the plan summary;

        o the fund comprised of contributions and investments made with such contributions;

        o member records;

        o any other documents and records related to management of the plan.

V. EFFECTIVE DATE

The plan shall enter into force and effect on the date first set forth in the summary and the provisions of the consolidated text shall enter into force and effect on the date of consolidation referred to in the summary.

Any provisions herein which refer to the consolidation date are intended to comply with the Act respecting supplemental pension plans referred to in the summary.

The reform date referred to hereunder is the date when the new provisions of the Income Tax Act shall fully apply to this plan. This date is referred to in the summary.

VI. FINANCIAL YEAR

The financial year of the plan shall end on 31 December of each year and the initial financial year shall end on the date set forth in the summary.

VII. ELIGIBILITY

Solely employees whose names are listed in the summary are eligible for the plan.

VIII. MEMBERSHIP

Any eligible employees automatically become members under the plan commencing on the effective date or the date set forth in the summary.

IX. PERIODS

During membership under the plan, a member is entitled to rights and options which vary according to the period during which any event occurs which allows the member to exercise these rights or options. These periods are as follows:

A) Repayment period

   This period commences when an employee becomes an active member and ends on the earlier of the two following dates:

        o the date when the employee completes a period of two years active membership;

        o the date when the normal annuity period commences.

B) Deferred annuity period

   This period commences when the repayment period ends and terminates when the early annuity period commences. This period does not exist in the event the repayment period terminates on the date when the early annuity period or normal annuity period commences.

C) Early annuity period

   This period commences on the later of the two following dates:

   i)  the date when the repayment period ends;

   ii) 10 years prior to the commencement of the normal annuity period.

   This period ends on the first day of the normal annuity period. This period does not exist for a member if the repayment period has ended on the commencement date of the normal annuity period.

   For a related person, in relation to annuities credited for pensionable service prior to the reform date, the early annuity period may not commence prior to reaching the age of 60.

D) Normal annuity period

   The normal annuity period commences on the first day of the month following the month when the member reaches the initial normal retirement age set forth in the summary and terminates on the first day of the month following the month when the member has reached the age of 65. During this period the member is said to have reached the normal retirement age.

E) Deferred annuity period

   This period commences on the date when the normal annuity period ends and terminates on the earliest of the following dates:

   i) the date when the continuous employment period of the member with the employer ends;

   ii)  the end of the calendar year when the participant reaches the age of 69;

   iii) where extension of the deferral would result in the plan no longer being registered pursuant to the Income Tax Act;

   iv) on the date where the member applies and the employer consents to make full payment of the annuity to the member;

   v) the death of the member prior to commencement of full payment of his/her annuity.

F) Annuity service period

   This period commences with the first payment of the member's pension annuity and ends on the latest of the following dates:

        o the end of the guaranteed annuity period;

        o death of the member;

        o death of the spouse.

X. ACCOUNT

A. Annuities account

   1. Description

   An annuities account shall be maintained for each member. The account shall hold the amounts of annuities credited to the relevant member.

   The account shall be subdivided into as many parts as necessary to determine benefits of the member.

   The balance of the annuity kept in the account or a portion of that account shall always be equal to an amount whose payment commences without adjustment on the normal retirement date.

   Parts of the account shall be identified as follows and each part shall be maintained for a member solely where the member is entitled thereto.

      IDENTIFICATION                DESCRIPTION OF ANNUITY
            RP1        Past service annuity granted prior to the consolidation
                       date.

            RP2 Past service annuity granted after the consolidation date.

            RF1 Future service annuity in relation to prior membership as of the consolidation date.

            RF2 Future service annuity related to membership after the consolidation date.

            RFC Future service annuity related to pensionable service years after the reform date during which the member is a related person.

            RT         Supplementary annuity terminating at 65.

      The amount of the annuity in any part of the account shall at all times be equal to the sum of annuities paid into this part of the account on the relevant date.

      The captive portion of the account shall be the aggregate of captive parts. The free portion shall be the aggregate of free parts.

      The portions of RP1 and RF1 annuity account are captive after the member has reached the age of 45 and has completed a continuous employment period of at least 10 years or has been an active member for at least 10 years.

      Parts RP2, RF2 and RFC of the annuity account shall become captive upon termination of the repayment period.

      The vested portion of the account shall be the aggregate of each part of the account multiplied by the vested percentage applicable to such part.

      The vested percentage shall always be 100% for all parts of the annuities account.

      All annuities paid into the annuities account shall be in the form specified in the summary.

      2. Amount of annuities

      The amount of the annuity in part RP1 of the account shall be equal to the product of the annuity percentage for past service referred to in the summary and the highest average wage applied to the number of eligible past service years credited by the employer prior to the consolidation date.

      The amount of the annuity in part RP2 of the account shall, on any given date, be equal to the product of the lesser of the following amounts:

      a) the annuity percentage for past service referred to in the summary and the highest average wage;

      b) two-thirds of the higher of $1,725 or the maximum annuity amount per pensionable year, for any given year;

      and the number of eligible past service years credited by the employer after the consolidation date.

      The amount of the annuity in part RF1 of the account shall be equal to the product of the annuity percentage for future service referred to in the summary and the highest average wage and the number of pensionable years after the consolidation date.

The amount of the annuity in part RF2 of the account shall, on any given date, be equal to the product of the lesser of the following amounts:

a) the annuity percentage for future service referred to in the summary and the highest average wage;

b) the maximum annuity amount per pensionable year for any given year;

and the pensionable service years during after the consolidation date up to the relevant date, provided the member was not a related person.

The amount of the annuity in the RFC part of the account shall, for the relevant date, be equal to the sum of the following amounts calculated for each pensionable year after the consolidation date up to the relevant date, during which the member was a related person.

                          J(z)
MIN[S(1) multiplied by   ------- multiplied by, L(2)]
                          J(1)


S(1) = remuneration in the year t for the period of the pensionable year.

Z    = relevant year which shall be year t or after.

J(z) = the wage index for year z is the average wage as defined by the Income
       Tax Act. J(1) is the index J(2) where z = t.

u  = the annuity percentage for future service specified in the summary.

L(2) = maximum annuity amount per pensionable year applicable in year z.

Where bridge benefits are provided for in the summary, the amount of the annuity in part RT is equal to the amount produced by the following formula:

                     D
A multiplied by   -------
                    10

where

A = the maximum annuity under the public plan where the bridge benefit is provided for, payable for the first time when a person reaches the age of 65, throughout the month where the payment of the member annuity commences, after deducting, where necessary, any remuneration received by the member prior to commencement of his/her annuity.

D = the lowest of the following amounts:

        o 10

        o for a non-related member after the reform date:

              the number of pensionable service years.

        o for a related member after the reform date:

              the number of actual full time pensionable service years.

The annuity amount in each part of the account shall be determined at each year-end and the difference between the annuity amount at year end and the amount at the commencement of the year shall be the amount paid into the account for the year.

No further amount shall be paid into the annuities account after the date when the member commences receiving an annuity under the plan or any other plan of the employer.

3. Indexation

For members whose annuities are indexed, the annuities for parts RP1, RP2, RF1, RF2, RFC and RT of the member's annuity account shall be indexed on January 1 of the year following the year where the annuity commenced and January 1 of each year thereafter.

Pursuant to indexation, the plan shall pay a supplemental annuity to the retired member in addition to the retirement annuity. This supplemental annuity shall terminate at the same time as the annuity used for purposes of calculation.

The amount of the supplemental annuity shall be obtained by multiplying the annuity payable pursuant to parts RP1, RP2, RF1, RF2, RFC and RT of the annuities account by the difference between the average consumer price index ratio for the year and the average consumer price index for the year when annuity payments commence.

The average consumer price index (CPI) for any year shall be obtained by taking the arithmetical average of monthly consumer price indices published by Statistics Canada for the 12 months ending on September 30 of the calendar year immediately preceding the relevant year.

The amount of the supplemental annuity on the annualised basis in connection with parts RP1, RP2, RF1, RF2, and RFC of the annuities account shall not be less than the amount of the previous year. The amount of the supplemental annuity on an annualised basis in connection with part RT of the annuities account shall not be less than the amount for the previous year, at any time prior to the member reaching the age of 65.

4. Maximum annuity

The maximum annualised annuity which may be paid to a member up until the time when the member reaches the age of 65 may not exceed the amount obtained according to the following equation:

                                                              D                  1(i)
[(A multiplied by B]) plus .25 multiplied by C multiplied by -----] multiplied by -------------------
                                                              35                 1(c)

where

A    = maximum pensionable earnings allowed under the Income Tax Act for the year when the annuity commenced.

B    = number of pensionable service years under the plan.

C    = the average of maximum pensionable earnings as defined under the
       Income Tax Act for the year when the payment of benefits commences and for each of the two previous years.

D    = the lesser of 35 and the total determined for item B.

I(1) = the average of the consumer price index for the year or, if higher, for a prior year, provided such year does not fall earlier than the initial benefits payment date.

I(c) = the average of the consumer price index for the initial benefits payment year.

The maximum annualised annuity which may be paid to a member after the date when he/she reaches the age of 65 may not exceed the amount obtained according to the following equation:

                                        1(i)
{(A multiplied by BR) plus RF2 plus RFC}-------------------
                                        1(c)

where

A      = the corresponding value defined in the preceding calculation.

BR     = the number of pensionable service years under the plan prior to the consolidation date.

RF2    = the amount of the annuity in part RF2 of the member's annuity account.

RFC    = the amount of the annuity in part RFC of the member's annuity account.

Ii, IC = the corresponding definition for the same symbols in the previous calculation.

The aforementioned rule shall apply to any pension benefit, excluding those derived from the CEV account of the member, which shall be payable either upon retirement, employment termination or winding up of the plan including any amounts paid to spouses further to marital break-up and shall not include the distribution of any surplus to members.

In the case where the sum of parts RP1, RP2, RF1, RF2, and RFC of the member's annuity account exceeds the maximum defined hereinabove, the amount of each part of the annuities account shall be reduced proportionally.

5. Value of annuities account

Where the provisions of the plan refer to the value of the annuity, this shall mean the present value of the amount of the cumulative annuity in the member's annuity account or a portion of this account.

Present value shall be determined by using the actuarial assumptions and methods described in the following paragraph.

The value of an annuity shall be determined by the actuary, who shall rely on the following elements:

        o date when the value is to be calculated

        o the amount of the annuity or the adjusted amount where applicable

        o the base guarantee and additional guarantees where applicable

        o nature of annuity

        o date when the annuity commences

        o age and gender of the person or persons on whose survival the payment of the annuity depends

        o any other characteristics or elements which in the actuary's opinion will have an impact on the value of the annuity.

6. No commingling of assets between accounts

The assets held by the plan in annuities accounts and parts of contribution accounts constituted by contributions required of members in order to be entitled to such annuities may not be used to obtain benefits under other parts of member contribution accounts and vice versa.

B. Contributions account

   1. Description

   An account shall be created for each member to hold contributions or transfers and any accrued interest.

The account shall be subdivided into as many parts as necessary to determine the amount of benefits of the member.

The parts of the account shall be identified as follows and each part shall be maintained for a member solely where the member is entitled thereto.

      IDENTIFICATION                NATURE OF AMOUNT
           CEV          Voluntary contributions and free transfers.

           CTC          Captive transfers arising out of another plan.

The balance of any part of an account shall be equal at all times to the difference between aggregate deposits including interest accruing to this part of the account and aggregate withdrawals made from this part of the account, where applicable.

The captive part of the account shall be the aggregate of captive parts. The free part of the account shall be the aggregate of non-captive parts.

The vested part of the account shall be the aggregate of each part of the account multiplied by the acquisition percentage applicable to each part.

The CEV part shall at all times remain free and the CTC part shall at all times remain captive.

The CEV and CTC parts shall always be 100% vested.

2. Equivalent annuity

The equivalent annuity for each part of the contributions account shall be the amount of the annuity whose value is equal to the value of this part of the contributions account, by using the relevant actuarial assumptions at the time when the equivalent annuity is to be determined, taking into account the nature of the annuity, the age and gender of persons upon whose life depends payment of the annuity and any element which in the actuary's opinion will have an impact on the value of the annuity.

3. Interest

Any part of the account shall carry interest at the rate of return obtained on plan assets, after deductions of investment costs where applicable.

The method used to calculate rates of return on plan assets and the method of application of interest rates shall be determined by the actuary or the accountant selected by the pension committee.

Interest on member accounts shall accrue until the balance is withdrawn from the account in accordance with the provisions of the plan.

Interest credited on the CEV part shall be compounded at least annually.

XI. ACTUARIAL ASSUMPTIONS

Actuarial assumptions and methods are required for management of the plan, particularly in the following cases:

        o actuarial equivalences for annuity options

        o death benefits

        o transfers

        o early retirement

        o deferred retirement.

The actuarial assumptions and methods used shall be determined by the plan actuary and approved by the pension committee. They shall comply with generally accepted actuarial principles and be submitted to the REGIE at least 30 days prior to use. Assumptions and methods used shall be reasonable, uniform, consistently applied and appropriate based on the circumstances.

XII. CONTRIBUTIONS

1. Wage contribution

   Members shall pay no wage contribution under the plan.

2. Employer contribution

   The employer shall assume the entire costs of the plan. The employer contribution shall be determined on the basis of an actuarial valuation in accordance with the requirements of the Act and the Income Tax Act.

   The annual contribution shall represent the cost of benefits in relation to services performed and recorded during each financial year, based on actuarial methods used.

3. Voluntary additional contributions

   A member may make additional voluntary contributions into the fund for current service in the manner and up to the maximum limits allowed for such contributions by the Act and regulations under the Income Tax Act, without exceeding the maximum pension adjustment amount.

4. Transfers

   Furthermore, a member may transfer into the fund sums which he/she has contributed into registered retirement plans or retirement savings plans. Any such amounts shall be deemed additional voluntary contributions and may be administered as deferred annuities, subject to relevant law. Any such

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   transfers shall be made in compliance with the Income Tax Act.

5. Payment of contributions

   Contributions required by the plan shall be paid at the commencement of each financial year or by regular instalments during the financial year. In the latter case, aggregate contributions paid since the commencement of the financial year shall not be less than aggregate contributions which have been paid since the commencement of the financial year where they have been paid monthly, no later than the last day of the month following the month for which each of the contributions is due. Contributions with respect to a member under the plan for any given calendar year may not be paid prior to the calendar year to which they are applicable.

6. Limitation

   Solely the contributions described in this section may be paid with respect to the plan. Any contribution paid to the plan by a member shall be applied to the account of such member. The sum of contributions paid and additional voluntary contributions of a member shall not exceed the maximum allowable contribution for the relevant year pursuant to the Income Tax Act.

XIII. BENEFITS DURING REPAYMENT PERIOD

Where the member ceases activity during the repayment period, the plan shall pay the following benefits, based on the reason for cessation of employment and the relevant election made by the member.

1. Employment termination

   Where the member has terminated a period of continuous service with his/her employer for any reason other than death, he/she may exercise one of the following elections:

   a) with respect to the vested and non-captive part of his/her annuities account and contributions account

      A) transfer the value of this part into a registered retirement savings plan or other registered retirement plan designated by him/her:

      B) leave monies in the fund and in such case, the annuity credited to this part of his/her annuities fund shall be paid out to him/her upon retirement

      C) cash out the value of this part.

   b) in relation to the captive part of his/her annuities account and contributions account

      A) transfer the value of this part into a locked-in retirement account or other registered retirement account as directed by the member provided such plan is authorized to receive such a transfer and agrees to administer the transfer as captive contributions;

      B) leave the amounts in a fund and in such case the annuity credited to this part of his/her annuities account shall be paid out upon retirement.

Upon retirement, the value of parts of the contributions account may be allocated as follows based on instructions of the member:

        o cash value paid out, where permitted

        o transfer into a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another registered retirement plan

        o purchase a retirement annuity from an authorised insurance company.

Where the member does not exercise any election, he/she shall be deemed to have selected choice B. He/She may, at any time thereafter prior to retirement, exercise any of the options which are available upon employment termination.

2. Death

   Where death of the member occurs, the plan shall pay out a lump sum payment to the beneficiary equal to the value of the annuities account and CEV and CTC contribution accounts. This benefit shall be paid as soon as practicable.

XIV. BENEFITS DURING A DEFERRED ANNUITY PERIOD

Where the member ceases activity during the deferred annuity period, the plan shall pay the following benefits based on the grounds further to which the member ceased activity and in accordance with the election made by the member.

1. Employment termination

   Where a period of continuous service of the employee terminates with his/her employer for any reason other than death, the member may exercise one of the following elections:

   a) with respect to the vested and non-captive part of his/her annuities account and contributions account

       A) transfer the value of this part into a registered retirement savings plan or other registered pension plan designated by him/her;

       B) leave the monies in the fund, and in such case, the annuity credited to this part of his/her annuities account shall be paid out upon retirement;

       C) cash out the value of this part.

   b) with respect to the captive part of this annuities account and contribution account

      A) transfer the value of this part into a locked-in retirement account or other registered retirement account as directed by the member, provided such plan is authorized to receive such a transfer and agrees to administer the transfer as captive contributions;

      B) leave amounts in the fund and, in such event, the annuity credited to this part of his/her annuities account shall be paid out upon retirement.

Upon retirement, the value of parts of the contributions account may be allocated as follows, based on instructions of the member:

        o cash value paid out, where permitted

        o transfer into a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another registered retirement plan

        o purchase a retirement annuity from an authorised insurance company.

Where the member does not exercise any election, he/she shall be deemed to have selected choice B. He/She may, at any time thereafter prior to retirement, exercise any of the options which are available upon employment termination.

2. Death

   Where death of the member occurs, the plan shall pay out a lump sum payment to the beneficiary equal to the value of the annuities account and CEV and CTC contribution accounts. This benefit shall be paid as soon as practicable.

XV. EARLY RETIREMENT PERIOD BENEFITS

Where the member ceases activity during the early retirement period, the plan shall pay the following benefits based on the reason why the member ceased activity and in accordance with the election made by the member.

1. Retirement

   Where the member has ended a period of continuous service with his/her employer for a reason other than death and where the member elects to receive early retirement, as of the first day of the month selected by the member after cessation of the member's continuous service, the plan shall continue to pay an annuity to the member.

   The initial amount of the annuity shall be the sum of the following amounts:

   a) the annuity of parts RP1 and RP2 of the member's annuity account, reduced on an actuarial basis;

   b) the annuity of parts RF1, RF2 and RFC of the member's annuity account, reduced on an actuarial basis;

   c) the annuity of part RT of the member's account. Where the member wishes to retire prior to the age of 60, the annuity of part RT shall be reduced on an actuarial basis based on the annuity which would have been paid in the event the member elected to retire at the age of 60.

   d) for each of paragraphs (a), (b) and (c) above, the annuity reduced on an actuarial basis shall not exceed the amount obtained according to the following equation:

                    X multiplied by (1-.0025 multiplied by Y)

      where

      X = amount of the normal annuity which is to be reduced on an actuarial basis.

      Y = the number of months between the date when the annuity commenced and the date of the normal annuity period.

Upon retirement, the value of parts of the contribution account may be used as follows in accordance with instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked- account where applicable

        o transfer into another locked-in retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

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2. Employment termination

   Where a period of continuous service of the member with his/her employer ends for a reason other than death and the member does not elect to receive early retirement, he/she may exercise one of the following choices:

   a) with respect to the non-captive part of his/her annuities account and contributions account

      A) transfer the value of this part into a registered retirement savings plan or other registered pension plan designated by him/her;

      B) leave the monies in the fund, and in such case, the annuity credited to this part of his/her annuities account shall be paid out upon retirement;

      C)  cash out the value of this part.

   b) with respect to the captive part of this annuities account and contribution account

      A) transfer the value of this part into a locked-in retirement account or other registered retirement account as directed by the member provided such plan is authorized to receive such a transfer and agrees to administer the transfer as captive contributions;

      B) leave amounts in the fund and in such event the annuity credited to this part of his/her annuities account shall be paid out upon retirement..

Upon retirement, the value of parts of the contribution account may be used as follows based on instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

Where the member makes no election, he/she is deemed to have selected choice B. He/She may at any time thereafter, prior to retirement, exercise the choices available upon employment termination.

3. Death

Where death of the member occurs, the plan shall pay to the beneficiary in the form of a lump sum payment the value of the annuities account and CEV and CTC contributions accounts. This benefit shall be paid as soon as practicable.

XVI. BENEFITS DURING THE NORMAL ANNUITY PERIOD

Where the member ceases activity during the normal annuity period the plan shall pay the following benefits based on the reason why the member ceased activity.

1. Retirement

   Where the member has terminated a period of continuous service with his/her employer for any reason other than death and where the member elects to receive an annuity, as of the first day of the month selected by the member and based on cessation of continuous service, the plan shall pay an annuity to the member.

   The initial amount of the annuity shall be the total of the following amounts:

   a) the annuity amount in parts RP1 and RP2 of the member's annuity account, reduced on an actuarial basis;

   b) the annuity amount in parts RF1, RF2 and RFC of the member's annuity account reduced on an actuarial basis;

   c) the annuity amount in part RT of the member's annuity account.

         Upon retirement, the value of parts of the contribution account may be used as follows based on instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

2. Employment termination

   When a period of continuous service of the member with his/her employer ends for a reason other than death and the member elects not to receive an annuity, he/she may exercise one of the following choices:

   a) with respect to the non-captive part of his/her annuities account and contributions account

      A) transfer the value of this part into a registered retirement savings plan or other registered pension plan designated by him/her;

      B) leave the monies in the fund, and in such case, the annuity credited to this part of his/her annuities account shall be paid out upon retirement;

      C)  cash out the value of this part.

   b) with respect to the captive part of this annuities account and contribution account

      A) transfer the value of this part into a locked-in retirement account or other registered retirement account as directed by the member provided such plan is authorized to receive such a transfer and agrees to administer the transfer as captive contributions;

      B) leave amounts in the fund and in such event the annuity credited to this part of his/her annuities account shall be paid out upon retirement.

Upon retirement, the value of parts of the contribution account may be used as follows based on instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

Where the member makes no election, he/she is deemed to have selected choice B. He/She may at any time thereafter, prior to retirement, exercise the choices available upon employment termination.

3. Death

   Where death of the member occurs, the plan shall pay to the beneficiary in the form of a lump sum payment the value of the annuities account and CEV and CTC contributions accounts. This benefit shall be paid as soon as practicable.

XVII. BENEFITS DURING THE DEFERRED ANNUITY PERIOD

A member may remain employed by the employer after the normal annuity period. In such cases, payment of the annuity shall be deferred.

During the deferral period, a member may require payment of his/her annuity in whole or in part, but solely to the degree necessary to compensate for any reduction in remuneration of a permanent nature which is not compensated by annuities payable under the OLD AGE SECURITY ACT or under the ACT RESPECTING THE QUEBEC PENSION PLAN or the CANADA PENSION PLAN for the relevant period. A member may make the foregoing request only once per 12 month period unless otherwise agreed with the pension committee.

Any member who remains employed or returns to work with an employer following an interruption of employment shall not be entitled to receive any additional benefits, including any voluntary additional contributions, where he/she is already receiving full or partial retirement benefits.

Upon termination of the deferral period, the plan shall pay the following benefits based on the reason why the deferral period ended.

1. Retirement

   Where the deferral period terminates for a reason other than death, and the member elects to receive an annuity, the plan shall continue to pay an annuity to the member as of the first day of the month selected by the member and based on cessation of continuous service.

   The initial amount of the annuity shall be the total of the following amounts:

   A. The total of the following amounts:

   a) the annuity of parts RP1 and RP2 of the member's annuity account, reduced on an actuarial basis;

   b) the annuity of parts RF1, RF2 AND RFC of the member's annuity account, reduced on an actuarial basis;

The amounts in these parts of account shall take into account salary and service years of the member up until the commencement of payment of the annuity.

      B.  The total of the following amounts:

   a) the annuity of parts RP1 and RP2 of the member's annuity account at the end of the normal annuity period, as adjusted;

   b) the annuity of parts RF1 and RF2 and RFC in the member's annuity account at the end of the normal annuities period, as adjusted.

Upon retirement, the value of parts of the contribution account may be allocated as follows, based on instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

      Any adjustment of annuities shall take into account partial payments of annuities which have been made during the deferral period, where applicable.

2. Employment termination

   Where a period of continuous service of the member with his/her employer ends for a reason other than death and the member elects not to receive the annuity to which he/she is entitled, he/she may exercise one of the following choices:

   a) with respect to the non-captive part of his/her annuities account and contributions account

      A) transfer the value of this part into a registered retirement savings plan or other registered pension plan designated by him/her;

      B) leave the monies in the fund, and in such case, the annuity credited to this part of his/her annuities account shall be paid out upon retirement;

      C)  cash out the value of this part.

   b) with respect to the captive part of this annuities account and contribution account

      A) transfer the value of this part into a locked-in retirement account or other registered retirement account as directed by the member provided such plan is authorized to receive such a transfer and consents to administer the transfer as captive contributions;

      B) leave amounts in the fund and in such event the annuity credited to this part of his/her annuities account shall be paid out upon retirement..

Upon retirement, the value of parts of the contribution account may be used as follows based on instructions of the member:

        o cashing out where permitted

        o transfer to a registered retirement savings plan or locked-in retirement account where applicable

        o transfer into another retirement savings plan

        o purchase of a pension annuity from an authorised insurance company.

Where the member makes no election, he/she is deemed to have selected choice B. He/She may at any time thereafter, prior to retirement, exercise the choices available upon employment termination, but his/her annuity shall commence no later than the first day of the month when the member reaches the age of 69.

3. Death

   Where the member's period of continuous service with his/her employer terminates due to death of the member and the member has a spouse, the plan shall pay an annuity to his/her spouse equal to the value of the annuity that the member would have received had payment of such annuity commenced the day prior to death.

   Payment of the annuity to the spouse shall commence on or before the later of the two following dates:

   a) the one year anniversary of the death of the member;

   b) December 31 of the calendar year when the spouse turns 69.

Where the member has no spouse or has a spouse and the spouse has waived his/her survivorship right to reversion of the annuity upon death of the member, the plan shall pay a lump-sum amount to the beneficiary, the value of which is equal to the annuity which the member would have received had payment of this annuity commenced on the date prior to death. This benefit shall be paid as soon as it is practically possible to do so.

XVIII. BENEFITS DURING THE ANNUITY PERIOD PAYMENT

1. Frequency of payments

   The initial annuity determined upon retirement shall be calculated on an annual basis. The annuity shall be paid monthly, on the first day of each month and the amount of each instalment shall be equal to one twelfth of the annual amount.

2. Nature of the annuity

   Unless specified otherwise for a part of the member's annuity account, the normal member annuity shall be paid in equal instalments. The final instalment shall be paid on the first day of the month when death of the member occurs.

3. Benefits after death of the member

   Where death of the member occurs prior to receipt of the minimum number of monthly payments during the guaranteed annuity period as provided in the summary, benefits will continue to be paid to the beneficiary in the usual manner until the minimum number of monthly payments specified in the summary have been made, at which time the annuity shall no longer be paid.

   Notwithstanding the foregoing, where the member has a spouse on the date of retirement and such spouse is living at the time of the death of the member and has not waived his/her right to survivorship prior to the member's retirement, the annuity shall continue to be paid to the spouse up until the payment falling on the first day of the month when the death of the spouse occurred, and at such time the annuity shall no longer be paid.

   The spousal annuity shall be equal to the percentage specified in the summary of the annuity received by the member. The amount of the annuity shall be obtained as an option pursuant to the following article.

XIX. ANNUITY OPTIONS

Where the member has no spouse upon retirement, the plan annuity may be paid in another form.

Where the member has a spouse upon retirement and such spouse has waived his/her right to the annuity under survivorship, the member may opt for a form of annuity which is different from the usual form provided for under the plan.

Unless he/she has waived the right to receive an annuity upon death of the member, the spouse shall be entitled to an annuity if the latter is receiving an annuity prior to death. The spouse may waive his/her right to the annuity at any time prior to commencement of payment of the member's annuity and may revoke this waiver during the same period.

The forms of allowable annuities are limited to the following:

i)   a lifetime annuity ceasing upon death of the member;

ii)  a lifetime annuity with a guaranteed period of 5, 10 or 15 years;

iii) an annuity payable throughout the lifetime of the member. After the member's death, a reduced annuity to the spouse throughout his/her life. The amount which continues to be paid to the spouse after death of the member may be any one of the following amounts as a annuity percentage:
     10%, 75%, 66 2/3%, 60%, 50%;

iv)  a combination of ii) and iii) above;

v) an annuity combined with the annuity payable under the Quebec Pension Plan or the Canada Pension Plan or pursuant to the OLD AGE SECURITY ACT, subject to the following conditions:

     a) the portion of the annuity which shall cease at the time when pensions under these public plans commence shall terminate no later than the month end immediately following the month when the member turns 65.

     b) the amount of the temporary annuity, including the amount of bridge benefits where applicable shall not exceed the total of the following amounts:

        1. the maximum annuity payable pursuant to the OLD AGE SECURITY ACT to a person who is 65 years old who receives it for the first time or the month during which the annuity of the member commences;

        2. the maximum pension payable under the Quebec or Canada Pension Plan to a person who reaches the age of 65 and receives it for the first time for the month during which the annuity of the member commences, multiplied by the ratio of the highest average wage for three consecutive years over the average maximum pensionable earnings for the corresponding years, where such ratio is less than one.

vi) provided the normal annuity has not already been indexed, a lifetime annuity structured in one of the aforementioned forms and adjusted to either partially or fully factor in variations in the consumer price index.

Any form of annuity payable under the plan shall be paid out in equal, uniform instalments during the lifetime of the member, with the exception of any reduction in the case where the member elects to combine his/her annuity, and excluding adjustments where he/she chooses the adjustable annuity pursuant to the options described at articles v) and vi) above.

Furthermore, any annuity payable after death of the member, either to his/her spouse or a beneficiary, shall be uniform throughout the remainder of the lifetime of the spouse or during the guarantee period, with the exception of any reduction effected upon termination of the guarantee period where the member has chosen an annuity which may not be reduced upon death during the guarantee period and excluding adjustments in the case where he/she has selected an adjusted annuity pursuant to the option described at article vi) above.

The amount of the optional annuity shall be determined by the actuary based on present day values of the usual annuity. Any option which has the effect of increasing the normal annuity shall not be available unless this option is required pursuant to the Act. In the latter case, the surplus value of the normal annuity over and above the value of the annuity chosen shall be paid out in a lump-sum to the member.

The choice of annuity shall be exercised prior to commencement of payment of the annuity.

In the event of partial deferral of payment of the annuity, the member shall exercise his/her choice prior to commencement of partial payment of his/her annuity. The form of annuity selected shall be applicable not only to the portion of the annuity whose payment is about to commence but also to portions of his/her annuity which have been deferred and are terminating after exercise of the option.

XX. PURCHASE OF ANNUITIES

At the time a member's annuity commences, the pension committee may purchase an annuity for such member from an insurance company where the degree of solvency of the plan is 100% or higher and provided such annuity has identical terms and conditions to the annuity payable under the plan.

Where the pension committee purchases an annuity, it shall seek quotes from at least three companies and accept the best quote.

Where the degree of solvency is less than 100%, the member annuity shall be paid by the fund at least until such time as the plan becomes solvent or is wound up.

Notwithstanding the foregoing, with respect to retirement of the member the amount of the CEV portion of the contribution account shall be withdrawn from the plan and used in accordance with one of the following manners where compliant with the Act:

        o purchase of an insurance company annuity

        o transfer to a registered retirement savings plan or registered retirement income fund.

        o cashed.

        o transferred to another retirement plan where the member is also a member, provided such plan is capable of consenting thereto.

XXI. BENEFICIARY

A member may designate a person as a beneficiary to receive benefits payable upon death or thereafter.

The beneficiary shall be named in the form prescribed by the administrator or by written document executed by the member and countersigned by a witness and delivered to the administrator.

The beneficiary may be revoked or changed without his/her consent unless he/she has been named irrevocably or has become so by operation of the law.

In the absence of a designated beneficiary, death benefits shall be paid to successors, heirs and assigns.

Where the beneficiary is a spouse, he/she does not lose any rights as a beneficiary solely due to the fact that he/she does not qualify as spouse of the member.

Notwithstanding the foregoing, where the member has a spouse at the time of death, he/she shall automatically be beneficiary entitled to one of the following amounts as the case may be, and benefits payable to any named beneficiary or successors, heirs and assigns shall be reduced in a corresponding manner:

a) where death of the member occurs prior to the deferred annuity period, the portion of death benefits which results from recognised service of the member after 31 December 1989 or amendments brought to the plan after such date;

b) where death of the member occurs during the deferred annuity period, any and all benefits payable upon death of the member unless the spouse has already waived his/her right to an annuity.

XXII. ASSIGNMENT OF RIGHTS BETWEEN SPOUSES

A) In the event of legal separation, divorce or marriage nullity, any benefits accumulated by the member under the plan shall, upon written request to the pension committee, be divided with his/her spouse in the manner provided for in the Quebec Civil Code or by court order.

      In the same manner, where the court grants the spouse of a member any benefits which the latter has accumulated under the pension plan as payment of a compensatory allowance, such benefits shall be assigned to the spouse in the proportions set forth in the court judgment upon written request made to the pension committee.

B) Unless otherwise ordered by the court, neither the division of assets of the member nor the assignment of any portion of such rights may be executed where the assigned value exceeds 50% of all cumulative benefits of the member.

   Where the judgment or agreement of the parties does not establish the portion which is due to the ex-spouse, any benefits acquired by the member during marriage shall be shared and shared alike.

C) Save and except in the case where the member is entitled to repayment, where he/she has left his/her employment, the spouse who benefits from a division of assets shall not receive his/her portion in cash. The options open to such spouse are as follows:

   i) If he/she is a member under the plan he/she may leave his/her new benefits in his/her name.

   ii) If he/she is not a member of the plan he/she may also exercise the foregoing option. In this case, the spouse will then become a member.

   iii) He/She may also transfer his/her share into his/her own plan or into another retirement savings instrument such as locked-in retirement account, annuity contract or life income fund.

D) For the purposes of allowing division between common-law spouses, the two spouses shall enter into an agreement for such purpose. In the absence of any such agreement, no division of benefits shall be permitted. Where an agreement has been concluded, articles XXII.B and XXII.C shall also apply to common-law spouses.

E) Where there is an assignment of benefits between spouses, the benefits of the member shall be reduced such that the present value of all benefits to which he/she is entitled, including those benefits to be assigned to the spouse or former spouse shall not increase as a result of the assignment of the member's benefits. The benefits of the member shall only be adjusted on a later date in order to replace the benefits to which the spouse or former spouse is entitled.

XXIII. NOTICE

Any member who wishes to commence receiving his/her pension annuity shall notify the pension committee at least 90 days prior to the date upon which he/she wishes to receive his/her initial annuity payment.

This also applies where the member wishes to exercise an annuity option.

XXIV. ADMINISTRATION

Administration of the plan principally consists of performing the following duties in relation to the plan:

        o acting as trustee of the fund, which is comprised of contributions, net earnings and income arising out of investment of the fund

        o management of the fund and drafting an investment policy

        o interpreting and applying the provisions of the plan

        o keeping member records

        o calculation of benefits and making payments

        o preparation of reports required by law

        o informing members

Administration is entrusted to the pension committee. The pension committee shall be comprised of members appointed by the employer and the members.

The composition of the committee, its rights and duties are more fully described in the pension committee regulation adopted by the board of directors of the employer.

XXV. DISCLOSURE TO MEMBERS

Members are entitled to disclosure of information concerning the plan generally and their specific rights under the plan. The pension committee shall inform members of their rights and benefits, and more particularly provide members or eligible workers, as the case may be, with the following information.

        o summary of the plan and brief description of rights and duties of members pursuant to the plan and under the Act. Information shall be provided within 90 days, as the case may be, of

          i) the date when the worker becomes a member, or otherwise becomes eligible.

          ii) the registration date of the plan or amendment.

        o notice of amendment

        o annual benefits statement

        o annual statement setting forth the financial position of the plan

        o statement of benefits upon cessation of active membership and data used to determine benefits

        o access to the prospectus of the plan and other relevant documents

        o annual meeting with directors' report and holding of elections for position(s) to fill for members on the pension committee.

The pension committee regulation contains more information concerning information to the members and may be consulted by the members.

XXVI. SURPLUS

Where the actuarial valuation discloses that the plan has a surplus, this surplus shall be used to reduce contributions for the employer in the following order:

1. Any amortisation amount to pay after the fifth year following the assessment date.

2. Any amortisation amount to pay up until the end of the fifth year.

Furthermore, while respecting the aforementioned order, the surplus shall be used to reduce employer contributions in the following order:

a) any amortisation amount of an initial unfunded liability

b) any amortisation amount of an unfunded past service liability

c) any amortisation amount of an unfunded past services liability

Finally, where there are several unfunded liabilities of the same nature, the reduction shall operate by proceeding with the longest standing deficit up until the most recent.

Where there remains a surplus after having paid all unfunded liabilities, this residual surplus shall be allocated to reduce the current year's contribution where it exceeds the lesser of :

a) 20% of the amount of liabilities, and

b) the higher of:

   i) 2 times current estimated service contributions which would have been payable had there not been a surplus for the 12 months immediately following the valuation date, and

   ii) 10% of the amount of liabilities.

XXVII. TAXES

This plan has been created on the assumption that it will be registered pursuant to relevant tax legislation and will remain registered. In the event that registration is not forthcoming, the plan shall be terminated. In the event the plan is registered and continuation is refused thereafter, the plan shall be wound-up.

In the event that the plan has to be amended to retain registration, it shall be amended so as to comply with the Income Tax Act.

The plan may not contain provisions further to which pension adjustment amounts determined according to the method prescribed by the regulations and the Income Tax Act would be inadequate. If that were to prove the case, the plan shall be immediately amended in order to comply with the requirements of these regulations.

All benefits payable under the plan shall be deemed taxable income for the recipient, unless such benefits are transferred into another tax-exempt pension plan.

Where the plan pays taxable benefits to the member or to a beneficiary, it shall carry out deductions at the source and deliver such amounts held back to the relevant government authority.

Any contribution paid into the plan where a payment would make the plan revocable under the Income Tax Act shall be returned to the person who paid it. This provision shall apply both to employer and member contributions.

XXVIII. NO SEIZURE

Unless otherwise provided by law, the following may not be assigned, seized or attached:

1. any wage or employer contribution paid or to be paid into the pension fund in addition to accrued interest;

2. any sum or benefit paid out under the plan or the law which arises out of employee or employer contributions;

3. any sums paid to the spouse of the member further to a division or other assignment of rights with cumulative interest in addition to benefits constituted with these sums.

Any benefits of a person within the framework of a plan can neither be assigned, attached, accelerated or offered as security nor be the subject matter of a waiver.

XXIX. EVIDENCE

Prior to payment of any annuity or the payment of any transfer amount whose value is obtained by using relevant actuarial assumptions, evidence of age shall be required by any person upon whom survivorship of the annuity depends. Prior to any payment of annuity or death benefits to a spouse evidence of the capacity of the spouse must be provided.

XXX. LIABILITY

The pension fund does not covenant to pay any benefits other than out of available funds. Liabilities of the pension fund are not those of the employer. Subject to the law, liability of the employer shall be limited to past contributions.

This plan shall not be deemed as a guarantee of employment for any employee, nor an undertaking with respect to wages required to produce the maximum benefits provided for under the plan.

XXXI. AMENDMENTS

The employer may at any time amend this regulation subject to the provisions of the law.

No amendments may affect existing benefits of members resulting from salary and employer contributions prior to the effective date of such amendment.

Any amendment made to this regulation shall only be valid if approved by the relevant authorities.

The pension committee is authorised to carry out any amendment to the plan required by law or the relevant authorities provided such amendments do not affect the costs of the plan. Solely the employer may make amendments which affect the cost of the plan.

XXXII. TERMINATION

The employer may at any time repeal this regulation subject to the provisions of the law.

In the event this regulation is repealed, 100% of benefits shall automatically be assigned to members. The fund shall be used in the order set forth by law.

Any surplus after payment of annuities shall revert to the employer. However, the employer may authorise the administrator to distribute any surplus to members in order to increase annuities to amounts in excess of the limits allowed under the Income Tax Act. Any such improvement shall be done by way of amendment. The amount of the surplus allocated to each member shall be determined by the employer and any amount unused to improve benefits as provided for hereinabove shall be paid in cash to the member.

                         THE JEAN COUTU GROUP (PJC) INC

Excerpt of minutes of a meeting of the board of directors of The Jean Coutu Group (PJC) Inc. held on 9 September, 1998.

Upon resolution duly moved and seconded, it is hereby resolved:

WHEREAS the company, by resolution of the Board of Directors dated July 11, 1980, created a pension plan for their employees and subsequently amended it, the most recent amendment being dated July 15, 1997 and

WHEREAS the employer wishes to improve the pension plan with respect to Mr Yvon Goyer.

NOW THEREFORE upon resolution duly proposed, seconded and unanimously adopted it is hereby resolved as follows:

1. The number of past service years credited to Mr Yvon Goyer is increased by 9 years and 2 months, yielding a total of 18 years and 2 months of recognised past service.

2. The percentage of annuity granted to Mr Yvon Goyer is increased from 0.91% to 2%.

The aforementioned amendments shall enter into force and effect on December 31 1997.


I, the undersigned, BERNARD ROCHETTE, secretary of the company, hereby certify that the foregoing is a true copy of resolutions of the Board of Directors of such company.

Executed in Longueuil on this 14th day of September 1998


/SIGNED /

Bernard Rochette

                         THE JEAN COUTU GROUP (PJC) INC

Excerpt of minutes of a meeting of the board of directors of The Jean Coutu group (PJC) Inc. held on September 8, 1999.

Further to a motion duly presented and seconded, it is hereby resolved:

WHEREAS the Company, by resolution of the Board of Directors dated July 11, 1980, created a pension plan for senior executives and amended it thereafter, the most recent amendment being dated September 9, 1998 and

WHEREAS Revenue Canada has asked that corrections be brought to the provisions of the plan in order to comply with the requirements of the new registration rules and the Income Tax Act.

WHEREAS in order to comply with the requirements of the Act, the Company must amend the plan.

NOW THEREFORE further to a resolution duly proposed, seconded and unanimously adopted it is hereby resolved as follows:

1. Article III k) is repealed and replaced by the following:

   k) "spouse: the person who upon the retirement date of the member or on the date preceding his/her death, if earlier:

      a) is married to the member or

      b) lives maritally with the unmarried member whether of the opposite sex or the same sex, for at least three years or, in the following cases, for at least one year:

   i)   at least one child is born or to be born of their union;

   ii) they have jointly adopted at least one child during the period of marital life;

   iii) one of them has adopted at least one child of the other during this period."

2. Article III s) is amended by replacing the words "guidelines issued by income tax department" by "information circular 72-13R8".

3. Article X.A 4) is amended by adding the words "maximum 35 years for the period prior to the consolidation" to the definition of "B" and by adding "maximum 35 years" to the definition "BR".

4. Articles XIII (1), XIV (1), XV (2), XVI (2) and XVII (2) of the plan are amended as follows:

   The final paragraph shall become the penultimate paragraph and, following incorporation of this amendment, the word "may" shall be changed to "shall" in the final paragraph.

5. The articles XV (1), XVI (1) and XVII (1) are amended as follows: The word "may" is changed to "shall" in the final paragraph.

6. The foregoing amendments shall enter into force and effect as of 1 January, 1990 save and except for the first amendment which shall enter into force and effect in compliance with the Act.

I the undersigned, CAROLINE GUAY, secretary of the Company, hereby certify that the foregoing is a true copy of resolutions of the Board of Directors of the Company.

Executed in Longueuil on this 10th day of September 1999.

/SIGNED/

Caroline Guay

                         THE JEAN COUTU GROUP (PJC) INC.

Excerpt of minutes of a meeting of the board of directors of the Jean Coutu Group (PJC) Inc. held on October 18, 2000.

WHEREAS the company, by resolution of the board of directors dated July 11, 1980, created a pension plan for its senior executives and subsequently amended such plan, the most recent amendment being dated 8 September, 1999, and

WHEREAS the company wishes to offer this plan to all its vice-presidents, and that consequently, certain amendments must be made to the plan regulation and to the regulation of the pension committee created to administer the plan.

NOW THEREFORE further to resolution duly proposed, seconded and unanimously adopted, it is resolved as follows:

1. The cover page of the pension committee regulation is amended as follows:

   To the members appointed by the employer, add member no. 4 "Representing the employer"

   For member no. 2 appointed by the employer, replace the words "Representing the members" by "A member under the plan".

   For member no. 1 appointed by the members, replace the word "None" by "Representing the members".

   Repeal the final line of the page.

2. The following amendments were brought to the composition of the committee:

       [gamma] The mandate of Mr Jean Coutu is terminated.

       [gamma] Mr Francois Coutu is appointed member of the pension committee to represent the employer.

       [gamma] Madam Carole Bouthillette is appointed member of the committee as a member under the plan appointed by the employer.

       [gamma] Mr Denis Courcy is appointed member of the committee in his capacity as representative of the members up until the next annual meeting of the members

3. The executive vice-president or treasurer of the company are hereby authorised to make any necessary contributions on behalf of the company to the plan and to authorise expenses related to administration of the plan, where applicable, with the exception of asset management expenses which shall be assumed by the fund.

   The following amendments are hereby brought to the plan regulation.

4. Section 1 - The summary is amended by repealing the headings "eligibility" and the two following headings and replacing them by:

      Title                           Description                                                 Article
------------------------------------------------------------------------------------------------------------------
Eligibility                   Yvon Bechard                            01.01.2000                     VII
                              Michel Boucher                          01.01.2000
                              Carole Boutillette                      01.01.2000
                              Denis Courcy                            01.01.2000
                              Claudia Di Renzo                        01.01.2000
                              Yvon Goyer                              01.06.1988
                              Alain Lafortune                         01.01.2000
                              Jacques Jr. Lamoureux                   01.01.2000
                              Richard Mayrand                         01.01.2000
                              Johanne Meloche                         01.01.2000
                              Jean-Pierre Normandin                   01.01.2000
------------------------------------------------------------------------------------------------------------------
Commencement of normal        60 years or relatively at the service post 01.01.2000                   IX
annuity period                            35 years of service if before
------------------------------------------------------------------------------------------------------------------
Annuity percentage                                                     2%                             X
------------------------------------------------------------------------------------------------------------------

5. Section 1 - form of annuity is repealed and replaced by the following:

                                      LIFETIME                               BRIDGE                    ARTICLE
------------------------------------------------------------------------------------------------------------------
Applicable                               Yes                             PSV + RRQ / RPC                  X
------------------------------------------------------------------------------------------------------------------
Guarantee               15 years or 5 years if reversible      15 years or 5 years if reversible        XVIII
------------------------------------------------------------------------------------------------------------------
Spousal rate of                        66 2/3%                               66 2/3%                    XVIII
survivorship
------------------------------------------------------------------------------------------------------------------
Indexation                               Yes                                   Yes                        X
------------------------------------------------------------------------------------------------------------------

6. Article III (m) is amended by replacing the final phrase of the first paragraph by the following:

   "Periods of temporary leave which are remunerated and periods of disability during which the member receives benefits under a long-term disability plan to which the employer contributes shall be deemed eligible service".

7. Article III (s) is repealed and replaced by the following:

   (s) PENSIONABLE SERVICE: all eligible service years after the membership date shall be deemed pensionable service. However, the period from one year after the membership date until the date of reform shall not be deemed as pensionable service in the case of a related member whose remuneration is not considered to be reasonable according to information circular 72-13R8.

   Years prior to the membership date shall not be pensionable unless they are deemed eligible service years which the employer credits as pensionable service.

   However, the following service years which are prior to the membership date may not in any event be deemed by the employer as pensionable service:

      [gamma] Any years during which the employer has contributed to a deferred profit-sharing plan for a related member, or years where the employee has vested benefits in another registered pension plan of the employer.

      [gamma] In the case of a related member, any years prior to the reform date during which the salary is deemed unreasonable according to information circular 72-13R8.

8. Articles VII and VIII are repealed and replaced by the following.

   VII. ELIGIBILITY

         Solely employees whose names are listed in the summary are eligible under the plan. The eligibility date for each employee is set forth after his/her name.

   VIII. MEMBERSHIP

         The eligible employees shall automatically be members under the plan, commencing on the eligibility date set forth in the summary.

9.  Article IX D is repealed and replaced as follows:

    D) Normal annuity period

       The normal annuity period commences on the first day of the month following the month during which the member satisfies the conditions specified in the summary and shall terminate on the first day of the month following the month during which the member reaches the age of 65. The member reaches the normal retirement age at the age of 65.

10. Article X A is amended as follows:

       The third sub-paragraph of paragraph 1 is repealed and replaced with the following:

       "The amount of the annuity kept in the account or part of the account shall at all times be equal to the unadjusted amount which the member shall receive during the normal annuity period".

       Part RF2 of the annuities account is repealed and the following parts shall be added:

       RF2 future service annuity in relation to membership after consolidation and prior to January 1, 2000

       RF3 future service annuity in relation to membership after January 1, 2000 or after the membership date, if later.

       The fourth subparagraph at the end of paragraph 1 is repealed and replaced as follows:

       "All parts of annuity accounts RP2, RF2, RF3 and RFC shall become captive upon termination of the repayment period".

       Paragraph 2 is amended by repealing the final subparagraph describing the amount of the annuity in part RF2 and replacing it by the following phrase:

       "and the number of pensionable service years after the consolidation date and up until the relevant year, without however being later than December 31, 1999 and provided the member was not a related person.

       The amount of the annuity in part RF3 of the account shall, on the relevant date, be equal to the product of the lesser of the following amounts:

       a) the annuity percentage for future service set forth in the summary and the highest average wage;

       b) the maximum pensionable annuity for the relevant year;

          and the number of pensionable service years commencing on January 1, 2000 or the membership date, whichever is the later and up until the relevant date, provided the member was not a related person".

11. Article X.A 3 is amended by replacing the word RF2 by RF2, RF3 wherever it appears.

12. Article X.A.4 is amended by replacing the word RF2 by RF2 + RF3 wherever it appears.

13. The second subparagraph of article XV I. is repealed and replaced as follows:

    The initial annuity amount shall be the sum of the following amounts:

    a) the annuity of parts RP1 and RP2 of the member's annuity account, reduced on an actuarial basis;

    b) the annuity of parts RF1, RF2 and RFC of the member's annuity account, reduced on an actuarial basis;

    c) the annuity of part RF3 of the member's annuity account, reduced by .25% for each month between the date when the annuity commences and the commencement of the normal annuity period;

    d) the annuity of part RT of the member's annuity account, reduced on an actuarial basis in relation to the annuity which would have been paid had the member taken his/her retirement and the commencement of the normal retirement period;

    e) for each of paragraphs (a), (b) and (c) above, the reduced annuity may not exceed the amount obtained according to the following equation;

                  X multiplied by (1 - .0025 multiplied by Y)

       where

       X  = the amount of the normal annuity to be reduced

       Y = the number of months between the date when the annuity is paid and the commencement of the normal annuity period.

14. Articles XVI and XVII are amended by replacing the word RF2 by RF2 + RF3 wherever it appears.

15. The foregoing amendments shall enter into force and effect on January 1, 2000 and shall be known as amendment no. 3 to the plan.

I the undersigned, Caroline Guay, secretary of the company, hereby certify that the foregoing represents a copy of resolution of the Board of Directors of the Company.

Executed in Longueuil on this 20th day of October 2000.

/SIGNED/

Caroline Guay

                         THE JEAN COUTU GROUP (PJC) INC.

Excerpt of minutes of a meeting of the board of directors of the Jean Coutu Group (PJC) Inc. held on October 23, 2002

WHEREAS the Company, by resolution of the board of directors dated July 11, 1980, created a pension plan for its senior executives, and amended the plan subsequently, the most recent amendment being dated October 18, 2000.

WHEREAS the company wishes to grant eligibility under the plan to two new vice-presidents.

NOW THEREFORE upon resolution duly proposed, seconded and unanimously adopted it is hereby resolved as follows:

1. The two following lines shall be added after the names appearing under the heading "eligibility" in section 1 - Summary.

                      Normand Messier           09/10/2001
                      Alphonse Galluccio        26/08/2002

2. The foregoing amendment shall be known as amendment no. 4 to the plan.

I the undersigned, Caroline Guay, secretary of the company, hereby certify that the foregoing is a true copy of resolutions of the directors of such company.

Executed in Longueuil on this 23rd day of October 2002.

/SIGNED/

Caroline Guay

                         EXCERPT OF MINUTES OF A MEETING

Of      : The Board of Directors     RECEIVED ON
                                       16 JULY 1992

Of      : Jean Coutu Group (PJC) Inc.

Held at : Longueuil, Quebec          Repi ...

On      : June 18, 1992

         WHEREAS the company, by resolution of the board of directors dated July 11, 1980, created a pension plan for its employees, and subsequently amended such plan, the most recent amendment being dated November 20, 1989, and

         WHEREAS the Act Respecting Supplemental Pension Plans requires consolidation of the provisions of the plan.

         NOW THEREFORE upon resolution duly proposed, seconded and unanimously adopted it is resolved as follows:

         1. The provisions of the plan contained under the heading titled "Regulation - pension plan" as submitted to the meeting are hereby adopted and such provision shall replace the former provisions governing the plan. The document has been filed with the secretary of the meeting to form part of the minutes of the meeting.

         2. The provisions titled "Regulation - Pension Committee" has been submitted to the meeting adopted and filed with the meeting secretary to form part of the minutes of the meeting. The provisions contained in this document replace the former provisions governing the pension committee.

         3. The pension committee members are hereby relieved of their duties.

         4. The following persons are hereby appointed as members of the pension committee and the secretary of the meeting is hereby mandated to obtain their written consent.

            Yvon Bechard            530 rue Beriault
                                    Longueuil, Quebec
                                    J4G 1S8

            Jean Coutu              530 rue Beriault
                                    Longueuil, Quebec
                                    J4G 1S8

            Robert A. Faust         65 Boul. Salaberry Sud
                                    Chateauguay, Quebec
                                    J6J 4J4

         5. The members of the pension committee shall not be remunerated for their services.

         6. The president or treasurer of the company shall and are hereby authorised on behalf of the company to make any contributions necessary to the plan and to incur any expenses related to administration of the plan, where applicable, excluding investment expenses which shall be assumed by the fund.

         7. Articles 1 and 2 shall enter into force and effect commencing on January 1, 1990 and the remaining articles shall enter into force and effect on the date of this meeting.

         I the undersigned, hereby certify that the aforementioned provisions are a true copy of the minutes of a meeting of the board of directors of the company held at the place and on the date first indicated hereinabove.

Executed in Longueuil, Quebec

On: June 18, 1992

                                                     /SIGNED/

                                                     ------------------------
                                                     Yvon Bechard
                                                     Executive Vice-President

B. REGULATION - PENSION COMMITTEE        Effective date July 11, 1980

        Name of        SENIOR EXECUTIVES' PENSION PLAN OF
          plan          THE JEAN COUTU GROUP (PJC) INC.
   ----------------------------------------------------------------------------------------------------------
          Short         FEPP THE JEAN COUTU GROUP (PJC) INC.
          name
   ----------------------------------------------------------------------------------------------------------
                                     COMMITTEE MEMBERS
   ----------------------------------------------------------------------------------------------------------
                Appointed by employer                                   Appointed by members
   ----------------------------------------------------------------------------------------------------------
        No.                     Qualifications                   No.                     Qualifications
   ----------------------------------------------------------------------------------------------------------
         1         Employer representative                        1                 None

         2         Employees' representative

         3         Independent
   ----------------------------------------------------------------------------------------------------------

                                    CONTENTS

                        I.       GENERAL PROVISIONS

                        II.      COMPOSITION OF THE COMMITTEE

                        III.     CODE OF CONDUCT

                        IV.      GOVERNANCE

                        V.       POWERS AND DUTIES OF THE COMMITTEE

                        VI.      FUND MANAGEMENT

                        VII.     ADMINISTRATION OF THE PLAN

                        VIII.    FORMS

                    PLAN COMPRISED OF NO MORE THAN 5 MEMBERS

I. GENERAL PROVISIONS

1. Introduction

Pursuant to the Act Respecting Supplemental Pension Plans of Quebec, a pension plan shall be administered by a pension committee and, under certain circumstances by the employer. This regulation describes the management by the pension committee of the plan first mentioned hereinabove.

This document is intended for use by the employer, members who wish to be informed concerning the committee and principally to members of the pension committee who need to become familiar with their duties and responsibilities and to delegate them where necessary, in their discretion.

Wherever it is necessary to refer to the name of the plan in related documentation, the short form of the name first mentioned on the cover page may be used.

2. Definitions

In this regulation, the following words shall have the meanings given to them in this article unless the context clearly indicates that they should be used in their ordinary sense.

a) PLAN: The pension plan mentioned on the cover page.

b) ACT: The Quebec Act Respecting Supplemental Pension Plans.

c) COMMITTEE: The body of persons appointed as members of the committee.

d) MEMBER: A person appointed to sit on the committee and who accepts such appointment.

II. COMPOSITION OF THE COMMITTEE

1. The committee shall be comprised of members appointed by the employer and members appointed by members under the plan. The number and qualifications of members appointed by each of the parties shall be provided on the cover page. The appointment of committee members shall comply with the conditions for forming the committee described in this section.

2. The members appointed by the employer shall be appointed by resolution of the board of directors and shall accept such appointment in writing.

3. The committee member representing plan members shall be appointed during the annual meeting of members by majority vote of active and non-active members present at the meeting.

4. Prior to holding the initial committee meeting, the member to be appointed by plan members shall be nominated by the employer. This also applies in the case where the members' meeting does not elect committee members.

5. Where a member who is nominated by the employer resigns or is no longer capable of acting in such capacity, the employer shall name a replacement within 30 days after the date of receipt of the notice of resignation or the date when the member becomes incapable of acting.

6. Where a committee member who has been appointed at the meeting of plan members becomes incapable of acting or resigns, the committee shall appoint a member to fulfil the mandate of the member up until the following meeting of plan members within 30 days following receipt of the notice of resignation or the date when the member becomes incapable of acting.

7.  Committee members shall be Canadian residents.

8. At least one committee member shall also be a plan member and one committee member shall be independent, i.e. neither a party under the plan, nor a third party to whom the fund is prohibited from granting loans by law.

9. The term of a committee member shall not exceed 3 years. Any committee member whose mandate expires shall continue to perform his duties up until the appointment of a new or replacement committee member.

10. The employer may replace any nominated committee member, subject to 30 days notice.

11. Meetings of plan members may replace any elected committee member even prior to expiration of such committee member's term.

12. Any committee member may resign subject to 30 days written notice to the committee, or to the employer in the event he has been appointed by the employer.

13. The committee may act even during periods where positions on the committee are vacant.

14. The committee shall advise the REGIE and any other relevant authority of any changes on the committee by forwarding the names of members who no longer sit as committee members and the name and address of any new members.

III. CODE OF CONDUCT

1. The committee shall act with prudence, diligence and competence as any reasonable person would do under similar circumstances. It shall also act with honesty and loyalty, and in the best interests of plan members and beneficiaries.

2. The members of the pension committee who have been selected on the basis of their professional and business qualifications, shall be required to apply their qualifications, know-how and expertise towards the better administration of the pension committee.

3. Committee members may not exercise their powers in their own interest nor that of third parties. Nor may any member place himself in a position which puts his personal interests and his duties and functions in conflict.

4. Any committee member who is a plan member or beneficiary shall exercise his powers in the common interest, placing his own interest on an equal footing with that of other plan members or beneficiaries.

5. Any committee member shall immediately notify the committee in writing of any interest he has in any business which is likely to put his personal interests and his duties or functions in a position of conflict. Such member shall also disclose any rights or benefits other than those resulting from the plan which he may have in the annuities fund or against such fund by specifying, wherever applicable, their nature and value.

IV. GOVERNANCE

1. The committee members shall hold joint meetings for purposes of administering the plan.

    Committee decisions shall be taken by majority vote of members present and entitled to vote. Any member who is unable to attend a meeting may act by proxy.

    The committee may also adopt written resolutions based on the stated position of each of its members.

2. Any and all committee members shall be deemed to have approved any resolution passed by the members. Each member shall be jointly and severally liable with the committee, unless he immediately expresses his dissent.

3. A committee member shall be deemed to have consented to any decision taken in his absence unless he forwards his dissent in writing to other members within a reasonable delay, after having taken knowledge thereof.

4. The committee may authorise any of its members to execute any documents necessary in relation to committee business to be conducted on behalf of the committee.

5. In the exercise of its duties, the committee may consult a lawyer, an actuary, accountant or other expert. Persons consulted may be in the service of the employer.

V. POWERS AND DUTIES OF THE COMMITTEE

1. The committee shall satisfy any obligations set forth in the Act. The committee shall, without limitation, carry out the following duties:

    a) Interpret the plan.

    b) Manage funds of the plan.

    c) Administer member records and calculate benefits.

    d) File reports with the relevant government authorities.

    e) Report back to the employer.

    f) Disclose information to which members are entitled.

    g) Hold annual members' meetings.

2. Subject to the restrictions and prohibitions set forth in the plan, the committee may delegate all or some of its powers and duties or be represented by a third party for specific acts.

    Any person to whom the committee delegates powers shall assume the same obligations and liabilities as those which the committee assumes when it exercise such powers on its own behalf.

3. The committee may allow any person to whom it delegates certain powers or duties the right to sub-delegate in whole or in part.

4. The delegation of any powers exercised by the committee shall be set forth by written power of attorney, setting forth the powers delegated and the conditions pursuant to which such powers may be exercised.

    Prior to executing any power of attorney, the committee shall ensure that they may assign such powers and that the person acting under the power of attorney has the necessary capacity to assume such powers.

5. The committee shall not be liable for acts or omissions of the person acting under any power of attorney unless he/she exceeds the conditions of the aforementioned power of attorney or has consented to or ratified such act or omission.

6. Within thirty days following the commencement of duties of a member appointed by the members' meeting, the committee shall review any powers of attorney in order to determine which should be continued or revoked.

    Where a power of attorney is revoked, such revocation shall automatically cancel any further delegation of powers made by the attorney.

7. The committee may take out liability insurance for committee members. The premium of such insurance shall be paid by the fund.

VI. FUND MANAGEMENT

1. Any sums of money, assets or securities delivered from time to time to the committee or income or profits realised therefrom shall constitute the pension fund.

2. The committee, acting in its capacity as trustee, shall manage the fund in compliance with this regulation.

3. No portion of the fund shall, at any time, be used or misappropriated for purposes other than those which comply with the conditions of the plan.

4. The committee shall draft a written investment policy which sets forth the type of plan, its features and financial commitments.

      The investment policy shall include the following elements:

      - estimated return.

      - degree of risk attached to the portfolio.

      - cash flow requirements.

      - allocation of assets between fixed return investments and shares.

      - categories and sub-categories of authorised investments.

      - measures ensuring portfolio diversity and risk reduction.

      - rules and frequency of periodic reviews for purposes of measuring portfolio performance, monitoring management and generally in order to review investment policy.

      - rules related to borrower solvency and security required for carrying out securities loans or mortgage loans.

      - methods of assessing investments which are not listed on the stock exchange.

5. The committee has full powers to invest or reinvest all or part of the fund in investments which it deems advantageous in its discretion.

    The committee may deposit part or all of the fund with a chartered bank, credit union or retain an investment expert, an insurance company or a trust company for purposes of investment.

    However, investment shall be subject to the provisions of the Act and regulations and the investment policy which the committee has drafted for the fund.

6.  The committee is hereby authorised to:

    a) Exercise voting rights or other rights granted by the securities, bonds, assets or investments held by the fund.

    b) Sell or dispose of any and all assets of the fund.

    c) Take out loans by mortgaging any immovable property held by the fund, for amounts not to exceed the value of the mortgaged property, less any other outstanding mortgage loans which encumber such property.

    d) Borrow other than by way of mortgage loan, provided

       i)   the loan is short-term.

       ii) the loan is to prevent having recourse to sale at a loss of assets of the fund.

       iii) the loan is either to make repayments, or to pay out benefits or administrative costs of the plan.

       iv) the aggregate loan so contracted does not exceed two times the current financial year contribution.

       v)   assets of the plan are not put up as security for any such loan.

    e) Execution of any and all transfers and assignments which may be necessary to exercise the powers granted hereunder.

7. Any deposit or investment made with assets of the plan shall be made in the name of and on behalf of the pension fund or entered on its account.

8. Where an unforeseen or uncontrollable event has the effect of rendering any asset of the plan non-compliant with the Act, the committee shall, within a reasonable time period after becoming aware of such event, take any measure necessary to resolve the situation.

9. Any person who makes an investment which does not comply with the Act is IPSO FACTO and without any further proof of fault being required, liable for any losses resulting therefrom.

   Members of the committee who approve any such investment are IPSO FACTO and without any further proof of fault being required jointly and severally responsible for any losses resulting therefrom.

   Such person shall however incur no liability pursuant to this article where they have acted in good faith in reliance on the recommendation of persons whose opinion they were entitled to rely upon.

10. The following persons may not receive fees, commissions or other benefits for any transaction in relation to fund investment:

    - committee members, attorneys acting under a power of attorney, spouse, child.

    - the employer and any employees responsible for administration of the plan.

    - any person who is prohibited from receiving a loan from the plan.

11. The committee shall keep a precise and detailed accounting of any and all investments and transactions of the fund.

    Any person designated for such purpose by the employer may from time to time reasonably examine the accounts and the registers in connection with the fund.

    Within 90 days following the financial year-end of the plan, the committee shall prepare financial statements to be audited by an accountant.

    This report shall be filed with the employer and any relevant authorities within the time periods allowed by the Act.

VII. ADMINISTRATION OF THE PLAN

1. The committee shall administer the plan.

2. The committee shall perform the following duties, without limitation:

   a) Audit contributions to the fund made by the employer. Review employer reasons provided for any substantial variation in the level of contributions.

      The committee shall ensure that contributions are paid within the time periods required by the Act and shall inform the REGIE of any contributions remaining unpaid 60 days after the due date.

      b) Prepares records for each member. The record shall contain any information required for the proper administration of the plan, for production of reports and statistics and necessary to calculate any rights and benefits of members, and necessary for production of benefit statements. Such information shall generally be provided by the employer.

      c) Interprets the provisions of the plan. This interpretation shall be for the purpose of providing a fair and equitable treatment to the members.

         In cases where interpretation of the plan leads to an action which is not compliant with the Act it shall apply the provisions of the Act.

      d) Prepare an annual benefits statement for each member in accordance with the Act and its regulations.

      e) Determine procedures and forms necessary for the proper administration of the plan and ensure that procedures are followed.

      f) Designate the establishment where a member may consult provisions of the plan and other plan related documents. Where there is more than one establishment located within 150km of the workplace of the member and places documents required at the disposal of members at such location.

      g) Receive membership applications from members and notices of nomination and changes of beneficiary.

      h) Receive and authorise applications by members who wish to receive a portion of their annuity during the deferral period. In this regard, determine the amount of the benefit and pay it when due.

      i) Provide the REGIE with reports and information required by it within the time periods specified by the Act and regulations.

      j) Provide a summary of the principal provisions of the plan for each member.

      k) Inform the members affected by any application for amendment to the plan and deliver to such members particulars of the amended provisions.

      l) Retain the services of an actuary for calculations required of the actuary for the determination of benefits, the actuarial evaluation of the plan or any mandate which falls within the expertise and jurisdiction of the actuary.

      m) Provide an annual report of business of the plan and its administration with statistics in support.

      n) Determine the amount of pension benefits, inform the member of available options, provide the retired member with a description of benefits to which he/she is entitled and pay out annuities or authorise the purchase thereof.

      o) File with the REGIE at least 30 days prior to application any assumptions or methods used to determine benefits and equivalences provided for by the Act and by the plan.

      p) Provide the member or his/her spouse a statement of benefits to which they are entitled in the case of separation, divorce or cessation of marital life.

      q) Within 6 months of each financial year-end, convene and hold an annual meeting of members where at least the following agenda items shall be dealt with:

         - register of statements of conflicts of interest.
         - amendments brought to the plan.
         - election of members of the pension committee.
         - financial position of the plan.
         - administration report.

      r) Approve fees for the actuary, auditor, consultants, persons acting under powers of attorney and submit such fee requests to the employer for payment or pay them out of the funds, as specified under the plan.

      s) Satisfy any obligations under the Income Tax Act with respect to the maintenance or registration and payment of benefits.

      t) Determine eligibility to and amounts of death benefits; inform the spouse or the beneficiary of their benefits and the manner in which they have been calculated, in addition to paying out such benefits.

      u) Within 60 days of being informed thereof, provide to any member who ceases to be active, a statement itemizing amounts due or the value of benefits in addition to the method of calculation used to determine them, conditions of vesting of benefits provided for under the plan.

      v) Determine the transfer amount to assign at the time of employment termination, inform the member of available options, the manner to obtain the amount of transfer and pay the amount to the plan designated by the member.

      w) Receive written notices of waivers of rights by spouses.

      x) Inform the plan of members who cannot be traced and pay to the filing office any amounts of benefits for such members and those for whom several persons are claiming a single benefit .

      y) Apply membership rules for employees under the plan.

3. In the event of termination of the plan the pension committee shall prepare and have prepared any reports and calculations required by the Act and submit them to the REGIE.

   Upon approval it shall wind up the fund as provided for in the termination documents.

               NOMINATION FOR MEMBERSHIP OF THE PENSION COMMITTEE

------------------------------------------------------------------------------------------------------------------
     Name of
      plan
------------------------------------------------------------------------------------------------------------------
                 A:






In accordance with the provision of the aforementioned pension plan you have been appointed a member of the pension committee as follows:

1. By whom                                :

2. Date of commencement of
   the mandate                            :

3. Termination of mandate                 :

The duties and functions incumbent upon members of the pension committee are described in the regulation of the pension committee, a copy of which is forwarded to you herewith.

We would like to thank you for agreeing to serve on the committee as Chairman and actuary of the committee. For our records, would you please complete the acceptance below and return it to the following address:

-------------------------------------------------------------------------------

                                   ACCEPTANCE

I, the undersigned, hereby agree to serve on the pension committee of the above-mentioned pension plan. I hereby declare that I have reviewed the pension committee regulation and accept the responsibilities incumbent upon committee members. I furthermore agree to comply with the code of conduct set forth in the regulation.

Date: ________________________________    Signed: _____________________________


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

            NOTICE OF REVOCATION TO A MEMBER OF THE PENSION COMMITTEE

-------------------------------------------------------------------------------

     Name of
      plan

-------------------------------------------------------------------------------


          A:  _____________________________________________________

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________


You are hereby informed that your mandate as a member of the above-mentioned pension plan committee shall terminate on __________________________________ .

We would like to thank you for having served on this committee and for the services which you have rendered.


Date: ________________________________    Signed: _____________________________

                         THE JEAN COUTU GROUP (PJC) INC.
                            SUPPLEMENTAL PENSION PLAN
                               FOR VICE-PRESIDENTS

                               PLAN AND AMENDMENTS
                                DECEMBER 10, 2003

                            SUPPLEMENTAL PENSION PLAN
                               FOR VICE-PRESIDENTS
                       OF THE JEAN COUTU GROUP (PJC) INC.


                         (effective on January 1, 2000)



                                    May 2000

TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                      Pages
Chapter 1 - Introduction ...............................................3

Chapter 2 - Definitions ................................................4

Chapter 3 - Plan eligibility and membership ............................7

Chapter 4 - Contributions ..............................................8

Chapter 5 - Retirement dates ...........................................9

Chapter 6 - Pension benefits ..........................................10

Chapter 7 - Annuity payment methods ...................................13

Chapter 8 - Employment termination benefits ...........................15

Chapter 9 - Calculation of pension benefits during disability periods ............................................................17

Chapter 10 - Death benefits ...........................................18

Chapter 11 - Administration ...........................................19

Chapter 12 - Pension fund .............................................20

Chapter 13 - Future of the plan .......................................21

Chapter 14 - General provisions .......................................22

Schedules


CHAPTER 1 - INTRODUCTION
-------------------------------------------------------------------------------

The supplemental pension plan for vice-presidents of The Jean Coutu Group (PJC) Inc. (hereinafter referred to as the "plan") was created by The Jean Coutu Group
(PJC) Inc. on January 1, 2000.

The purpose of this by-law is to document the provisions of the plan. The principal purpose of the plan is to provide for periodic payment of benefits to vice-presidents upon retirement, for services which they have performed as employees. Amounts payable under this plan are in addition to amounts which may be paid under the Senior Executives pension plan of The Jean Coutu Group (PJC) Inc. (hereinafter jointly referred to as the "basic plan"). This plan principally aims to make up the shortfall between amounts which would have been paid under the basic plan were it not for limitations under the Income Tax Act and those actually paid out under the basic plan.

The provisions of this plan shall apply to members whose service terminates on or after January 1, 2000.

CHAPTER 2 - DEFINITIONS
-------------------------------------------------------------------------------

Unless the context clearly indicates a different interpretation, the terms and expressions hereinafter shall be defined as follows for the purposes of this plan:

2.01 ACTUARY: member of the Canadian Institute of Actuaries holding the title of Fellow and appointed as actuary for this plan.

2.02 ADMINISTRATOR: Plan administrator as defined at chapter 11.

2.03 YEARS OF SERVICE:

     1) for plan members as of the effective date, the sum of years and fractions of years of continuous service as an employee since the last hiring by the Company, and

     2) for members who joined the plan after the effective date, the sum of years and fractions of years of continuous service as an employee since becoming a member under the plan, in addition to the sum of years and fractions of years of continuous service as an employee prior to the membership date under the plan where recognized by the Company as such for the purposes of this plan, in its entire discretion.

     The total of years of service calculated pursuant to paragraphs 1) and 2) above shall not exceed 35 years. Furthermore, years of service shall no longer accumulate commencing on the normal retirement date.

2.04 PENSION FUND: fund maintained, as necessary, in order to pay out benefits provided for under the plan or its provisions.

2.05 FINANCIAL MANAGEMENT AGREEMENT: any existing or future agreement entered into between the administrator and a third party manager for purposes of the plan.

2.06 EFFECTIVE DATE: January 1, 2000.

2.07 NORMAL RETIREMENT DATE: normal retirement date of the member described at article 5.01.

2.08 EMPLOYEE: any person appointed as vice-president by the Company for purposes of the plan.

2.09 ACTUARIAL EQUIVALENT: unless specifically provided to the contrary hereunder, any pension or annuity of an equivalent actuarial value, calculated on the basis of actuarial tables and other methods and assumptions which the administrators have adopted for purposes of the plan further to recommendations of the actuary and which are used for similar purposes pursuant to the basic plan.

2.10 AVERAGE RECENT SALARY: average annual salary of the member over the three consecutive years of service which yields the highest average, whether or not they immediately precede termination of the employee's continuous service. Where the member counts less than three years of service, the average recent salary shall be calculated over the employee's entire period of service with the Company. The average shall be calculated based on the presumption that the salary of any given financial period is paid uniformly throughout such period.

2.11 MEMBER: employee or ex-employee who participates in the plan in accordance with chapter 3 and continues to be entitled to benefits under the plan.

2.12 BASIC PLAN: Senior executives pension plan of The Jean Coutu Group (PJC) Inc., amended most recently on June 16, 1999, as amended from time to time.

2.13 PLAN: Senior executives supplemental pension plan of The Jean Coutu Group
     (PJC) Inc., adopted on January 1, 2000, as amended from time to time.

2.14 SALARY:

     1) base salary paid by the Company to the member during the relevant financial period, excluding bonuses or other forms of remuneration; and

     2) the salary defined at article 9.01, for periods of disability during which the member receives benefits under a long-term disability plan sponsored by the Company,.

2.15 COMPANY: The Jean Coutu Group (PJC) Inc., any related company, any company designated by The Jean Coutu Group (PJC) Inc. for purposes of the plan or any successor company. Any mention of the "Company" under the plan with respect to any measure or decision, consent or authorisation required, or related to any opinion to be formulated or any discretionary power to exercise shall mean The Jean Coutu Group (PJC) Inc., acting and represented by its board of directors, or any person authorised by the board for the purposes of the plan.

2.16 THIRD PARTY MANAGER: trust company appointed by the administrator to hold assets in trust, administer and otherwise make investments on behalf of the pension fund.

2.17 PRESENT VALUE: the aggregate sum which corresponds, unless otherwise indicated hereunder, to the present value of benefits to which a person is entitled or shall be entitled, calculated by application of interest rates, actuarial tables and other assumptions adopted by the administrator further to recommendations by the actuary and used for similar purposes under the basic plan.

The definitions or expressions of SPOUSE, EXERCISE and CONTINUOUS SERVICE shall be as defined under the basic plan.

Unless specifically provided to the contrary pursuant to the plan, the masculine shall include the feminine and the singular shall include the plural and VICE VERSA.

CHAPTER 3 - PLAN ELIGIBILITY AND MEMBERSHIP
-------------------------------------------------------------------------------

3.01 ELIGIBILITY AND MEMBERSHIP

     1) Employees shall be members of the plan upon the effective date.

     2) Persons meeting the definition of employee after the effective date shall be deemed members under the plan provided they satisfy such definition of employee.

3.02 RE-HIRING

     Unless otherwise decided by the Company in its entire discretion, any member who has ceased to be employed by the Company and is subsequently re-hired shall be deemed to be a new member with respect to eligibility to benefits under the plan. This provision, however, shall not affect accumulated benefits which may have been acquired under the plan with respect to prior service. Any cumulative benefits after the re-hiring date shall be calculated based on years of service calculated after such date.

CHAPTER 4 - CONTRIBUTIONS
-------------------------------------------------------------------------------

4.01 EMPLOYER CONTRIBUTIONS

     The Company shall determine a benefits funding policy under the plan, which may vary between members.

     The Company shall pay contributions to the pension fund in its entire discretion, further to recommendations of the actuary, in compliance with the funding policy.

4.02 EMPLOYEE CONTRIBUTIONS

     The member shall neither be bound nor entitled to make any payments to the plan.

CHAPTER 5 - RETIREMENT DATES
-------------------------------------------------------------------------------

5.01 NORMAL RETIREMENT DATE

     For purposes of the plan, the normal retirement date of the member shall be the first day of the month coinciding with his 65th birthday, or of the following month.

5.02 EARLY RETIREMENT DATE

     The member who terminates his continuous service during the ten year period preceding the normal retirement date shall be deemed to have taken early retirement for purposes of application of the plan.

     In the foregoing event, the early retirement date shall correspond to the first day of the month when the member terminated his continuous service or of the following month. His early retirement date shall nevertheless fall on the same date as under the basic plan.

5.03 DEFERRED RETIREMENT DATE

     The member may defer his retirement date beyond the normal retirement date.

     In the foregoing event, the deferred retirement date shall correspond with the first day of the month when the member terminates his continuous service, or of the following month. His deferred retirement date shall nevertheless fall on the same date as under the basic plan.

CHAPTER 6 - PENSION BENEFITS
-------------------------------------------------------------------------------

6.01 NORMAL ANNUITY

     Any member who terminates his continuous service on the normal retirement date or during the month immediately preceding such date shall be entitled to an annuity, payable in equal monthly instalments, commencing on his normal retirement date. The amount of such annuity shall be equal to the difference between the amount set forth at paragraph 1) and the total amounts provided for at paragraphs 2) and 3) as follows:

     1) 2% of the average recent salary multiplied by the years of service;

     2) the annuity payable in accordance with the normal payment method under this plan, whose present value determined as of the normal retirement date is equal to the present value of benefits under the basic plan with respect to years of service accumulated since the date of membership under the basic plan and calculated pursuant to article 2.03, and excluding any reduction in benefits payable under the basic plan due to the division of benefits further to any marital break-up; and

     3) 1,722.22 dollars or any higher amount allowed pursuant to the Income Tax Act, applicable to the basic plan and determined on the normal retirement date, multiplied by the years of service accumulated prior to the membership date under the basic plan and calculated in accordance with article 2.03.

6.02 EARLY PENSION

        The member who takes early retirement in accordance with article 5.02 may elect to receive:

     1) an annual annuity payable in equal monthly instalments, commencing on the first day of the month coinciding with the early retirement date, or any month thereafter, but no later than the normal retirement date. The member's annuity shall therefore be equal to the difference between the amount provided for at subparagraph a) and the sum of amounts provided for at subparagraphs b) and c) as follows:

        a) 2% of the average recent salary multiplied by the number of years of service and reduced, where applicable, by 0.5% for each month preceding the first day of the month coinciding with his 60th birthday or the following month;

        b) the annuity payable in accordance with the normal payment method under this plan, whose present value calculated on the early retirement date is equal to the present value of benefits under the basic plan, multiplied by the number of years of service accumulated since the membership date under the basic plan and calculated in accordance with article 2.03, but excluding any reduction of the benefit payable under the basic plan due to sharing of benefits further to any marital break-up; and

        c) 1,722.22 dollars, or any higher amount allowed under the Income Tax Act, applicable to the basic plan and calculated as of the early retirement date, multiplied by the number of years of service accumulated prior to the membership date under the basic plan and calculated in accordance with article 2.03, and reduced where applicable by 0.5% for each month preceding the first day of the month coinciding with his 60th birthday or the following month; or

     2) a deferred annuity payable in equal monthly instalments, commencing as of the normal retirement date and calculated in accordance with article 6.01.

6.03 DEFERRED ANNUITY

        Any member who elects to take a deferred annuity in accordance with article 5.03 shall be entitled to an annuity payable in equal monthly instalments, commencing as of the deferred retirement date and calculated in compliance with article 6.01 by substituting the phrase `deferred retirement date' for the phrase `normal retirement date'.

6.04 PENSION RE-ADJUSTMENT

        Any periodic increase or similar increase to the annuity paid pursuant to the basic plan which commences after the commencement of payment of benefits under this plan shall not be taken into consideration in calculating the annuity payable under this plan.

CHAPTER 7 - ANNUITY PAYMENT METHODS
-------------------------------------------------------------------------------

7.01     CALCULATION OF THE ANNUITY ACCORDING TO THE NORMAL METHOD

         The annuity provided for at articles 6.01 to 6.03 shall be calculated in accordance with the usual annuity payment method under the plan. The annuity shall be payable according to this method unless the member selects another annuity payment method.

7.02 NORMAL ANNUITY PAYMENT METHOD

     1) The normal annuity payment method of the member having a spouse at the commencement of the annuity payment period shall consist of a joint and survivor annuity payable in equal monthly instalments for the remainder of the life of the member and, after the member's death, payable to his spouse throughout her life in the form of monthly instalments equal to 60% of the monthly amount received by the member prior to death. Where the member and his spouse die prior to receiving 60 monthly instalments, his successors and assigns shall be entitled to an aggregate sum equal to the present value of the remainder of the 60 instalments.

     2) The normal annuity payment method for the member who has no spouse on the first annuity payment date shall consist of a lifetime annuity payable in equal monthly instalments and, in any event, for a period of at least 120 months. Where the member dies prior to receiving 120 monthly instalments, his successors, heirs and assigns shall be entitled to an aggregate sum equal to the present value of the remainder of the 120 instalments.

7.03 OPTIONAL ANNUITY PAYMENT METHOD

     1) Instead of the normal payment method for the annuity described at article 7.02, the member may elect to receive his annuity according to an optional payment method allowed by the administrator of the plan. This election nevertheless shall be made prior to the annuity being paid to such member.

     2) The annuity payable under the optional payment method shall correspond to the actuarial equivalent of the annuity payable to the member pursuant to the normal payment method.

CHAPTER 8 - EMPLOYMENT TERMINATION BENEFITS
-------------------------------------------------------------------------------

8.01 EMPLOYMENT TERMINATION BENEFITS

     Any member who terminates his continuous service, except in the case of death, shall be eligible for early retirement and to a deferred annuity, payable as of his normal retirement date in the amount calculated in accordance with article 6.01.

     However, the portion of this annuity accumulated with respect to the number of years of service prior to the effective date shall be multiplied by the following percentage based on the year of employment termination.

                      YEAR OF EMPLOYMENT TERMINATION          PERCENTAGE
              ---------------------------------------------------------------------
                                   2000                           0%
                                   2001                          25%
                                   2002                          50%
                                   2003                          75%
                               2004 ET SEQ.                      100%
              ----------------------------------------------------------------------

8.02 EARLY PAYMENT OF THE DEFERRED ANNUITY

     Any member who is entitled to a deferred annuity pursuant to article 8.01 may elect to receive his annuity on the first day of any month falling within the ten year period preceding the normal retirement date. The initial payment of his annuity pursuant to this plan shall nevertheless be the same as under the basic plan.

The member's pension shall consequently be equal to the annuity calculated in accordance with article 6.02. However, the portion of the annuity accumulated for years of service prior to the effective date shall be multiplied by the following percentage based on the employment termination year:

                      YEAR OF EMPLOYMENT TERMINATION          PERCENTAGE
              ---------------------------------------------------------------------
                                   2000                           0%
                                   2001                          25%
                                   2002                          50%
                                   2003                          75%
                               2004 ET SEQ.                      100%
              ----------------------------------------------------------------------

8.03 REPAYMENT

         Any member entitled to a deferred annuity pursuant to article 8.01 may also elect to receive a lump-sum amount equal to the present value of the deferred annuity. He nevertheless shall be required to do so in the event he has transferred all benefits to which he is entitled under the basic plan.

CHAPTER 9 - CALCULATION OF RETIREMENT BENEFITS DURING DISABILITY PERIODS
-------------------------------------------------------------------------------

9.01     SALARY DURING DISABILITY PERIOD

         For the purposes of calculating retirement benefits during a disability period, where a member receives benefits under a long-term disability plan sponsored by the Company, the salary of the member shall be deemed equal to the base salary rate which he receives immediately prior to the commencement of his disability.

9.02     CONTINUOUS SERVICE DURING A DISABILITY PERIOD

         For the purposes of calculating retirement benefits during a disability period, where a member receives benefits under a long-term disability plan sponsored by the Company, continuous service shall not be interrupted.

CHAPTER 10 - DEATH BENEFITS
-------------------------------------------------------------------------------

10.01    DEATH BENEFITS PRIOR TO PAYMENT OF THE ANNUITY

         1) Where death occurs prior to a member becoming eligible for early retirement, a death benefit shall be paid in one lump sum to the successors, heirs or assigns of the member. This death benefit shall be equal to the present value of the deferred annuity calculated in accordance with article 8.03.

         2) Where death occurs after the member becomes eligible for early retirement, a death benefit shall be paid in a lump sum to successors, heirs or assigns of the member. Such benefit shall be equal to the present value of the annuity determined in accordance with the relevant provision of articles 6.01 to 6.03, as the case may be, based on the assumption that the initial annuity payment date falls on the first day of the month following death of the member.

10.02 DEATH BENEFITS AFTER INITIAL PAYMENT OF THE ANNUITY

      Where the member has commenced to receive an annuity at the time of death, benefits shall be determined in accordance with the annuity payment method selected by the member in accordance with chapter 7.

CHAPTER 11 - ADMINISTRATION
---------------------------------------------------------------------------

11.01    ADMINISTRATOR

         The Company shall be administrator of the plan. In this regard, the Company shall be responsible for all aspects of administration of the plan and the pension fund.

         The administrator shall act as a trustee. Subject to restrictions or prohibitions under the plan, he may delegate all or any of his powers and duties, or be represented by one or more persons for any specific act or measure, as he deems necessary in his entire discretion.

CHAPTER 12 - PENSION FUND
-------------------------------------------------------------------------------

12.01    ADMINISTRATION OF THE PENSION FUND

         The pension fund shall be administered by the administrator.

12.02    EXPENSES

         Administration expenses under the plan and in relation to the pension fund shall be assumed by the pension fund, unless they are assumed by the Company.

12.03    INVESTMENTS

         The pension fund shall be invested by the administrator or by a third party manager in accordance with the instructions provided by the administrator.

CHAPTER 13 - FUTURE OF THE PLAN
-------------------------------------------------------------------------------

13.01    MAINTENANCE OF THE PLAN

         The Company shall maintain the plan indefinitely. However, it reserves the right to terminate or amend the plan, in whole or in part.

13.02    AMENDMENT OF THE PLAN

         Unless agreed to by the relevant member, no amendment shall result in a reduction of pension benefits accumulated by the member prior to such amendment date, as calculated based on his salary and years of service at such time.

13.03    SPECIAL AGREEMENTS

         The Company may enter into special agreements with certain designated members for the purpose of granting annuities or other additional benefits in addition to those governed by this plan. Such agreements shall be deemed to form a part of this plan, provided they are incorporated into the by-law in the form of a schedule or by-law under the plan.

         Notwithstanding the foregoing subparagraph, for the purposes of information disclosed to members, solely members listed in a special schedule shall be entitled to such information.

CHAPTER 14 - GENERAL PROVISIONS
-------------------------------------------------------------------------------

14.01    NO ASSIGNMENT

         Sums payable under the plan shall be subject to the following restrictions:

         1) TRANSACTION NULL AND VOID

            Any transaction which is intended to assign, attach, accelerate, discount, give up as security or constitute a waiver of any sum payable pursuant to this plan shall be deemed null and void.

         2) EXEMPTION FROM SEIZURE

            Any sums payable pursuant to this plan shall be exempt from executions of judgment, seizures or attachments of assets.

14.02    NO EMPLOYMENT RIGHT GRANTED

         This plan shall not be deemed to create or extend the right of any person to remain employed with the Company. Nor shall it in any manner whatsoever restrict or limit the right of the Company to dismiss any person.

14.03    NO RIGHT WITH RESPECT TO EMPLOYER CONTRIBUTIONS

         Any contributions paid by the Company shall not be deemed to increase any benefit whatsoever under the plan. Nor shall it be deemed to create for any person other than the Company any right, title or interest with respect to assets of the Company or the pension fund.

14.04    DISCLOSURE A CONDITION PRECEDENT TO PAYMENT OF BENEFITS

         The payment of any benefit shall only be made once the beneficiary provides the Company with satisfactory evidence of his age or the age of persons who may become eligible and any other information which may be necessary for the calculation and payment of such benefit.

14.05    COMPANY RECORDS

         Where records of the Company are used for the purposes of the plan, these records shall be deemed evidence of their contents unless it is demonstrated that they should be rectified.

14.06    RESTRICTIVE COVENANT (SEVERABILITY)

         Any provision of the plan which is declared invalid or unenforceable by a relevant court of jurisdiction shall have no effect with respect to the validity or enforceability of the plan or its remaining provisions. The plan shall be interpreted, applied and enforced as if such invalid or unenforceable provision had never been drafted.

14.07    PAYMENT CONDITIONS

         Notwithstanding any other provision of the plan, no benefit shall be payable or continue to be paid pursuant to chapters 6, 7, 8 and 10 where the member has been dismissed on the grounds of professional misconduct, gross negligence or a material breach of the conditions of his employment with the Company.

14.08    HEADINGS AND SUB-HEADINGS

         The headings, sub-headings and table of contents of this plan have been included solely for purposes of reference and shall not be used for purposes of interpreting the plan.

14.09    INTERPRETATION

         1) For members governed by the funding policy set forth at article 4.01, this plan is intended to be a retirement compensation arrangement for its members, as defined by the Canada Income Tax Act .

         2) Any provision of the financial management agreement which is contrary to the provisions of the plan shall, to the degree of such incompatibility, be deemed null, void and unenforceable.

         3) This plan shall be governed and interpreted in accordance with the laws of the Province of Quebec.

                     RIDERS TO THE SUPPLEMENTAL PENSION PLAN
                               FOR VICE-PRESIDENTS
                       OF THE JEAN COUTU GROUP (PJC) INC.


                               ADDITIONAL BENEFITS
                           GRANTED TO CERTAIN MEMBERS

SCHEDULES - INTRODUCTION
-------------------------------------------------------------------------------

This document is a rider to the by-law of the supplemental pension plan for vice-presidents of The Jean Coutu Group (PJC) Inc. (hereinafter the "plan") as created on January 1, 2000.

This rider is intended to replace certain articles of the plan by-law in order to reflect additional benefits that have been granted to certain members.

SCHEDULE A - ARTICLES AMENDING THE PLAN BY-LAW WITH RESPECT TO MR YVON BECHARD
-------------------------------------------------------------------------------

2.14 SALARY:

     1) the sum of the base salary and bonus that the Company has paid to the member during the financial year, excluding other forms of remuneration; and

     2) during any disability period pursuant to which the member receives long-term disability plan benefits sponsored by the Company, the salary described at article 9.01.

2.17 PRESENT VALUE: with respect to benefits to which a person is entitled or shall be entitled, an aggregate sum which corresponds, unless indicated to the contrary under this plan, to the present value of such benefits, calculated according to the interest rates, actuarial tables and other assumptions adopted by the administrator upon recommendation of the actuary and used for similar purposes pursuant to the basic plan, subject to any adjustment in connection with special tax considerations relevant to the member.

4.01 EMPLOYER CONTRIBUTIONS

     The Company shall determine a funding policy for plan benefits for the member.

     The Company shall pay contributions into the pension fund that it deems necessary, upon recommendation of the actuary, in order to fully fund any and all benefits under the plan to which a member is entitled upon retirement.


                                       -A-1-

     The contribution with respect to any financial period shall be determined at the commencement of such period, based on a presumption that uniform annual contributions have been paid at the commencement of each financial period up until the deemed retirement date of the member. For purposes of calculating the contribution, pension fund assets, recent member data and recommended actuarial assumptions shall be taken into account.

8.01 EMPLOYMENT TERMINATION BENEFITS

     The member who terminates his continuous service, except in the case of death, shall be eligible for early retirement and to a deferred annuity, payable as of his normal retirement date in the amount calculated in accordance with article 6.01.

8.02 EARLY PAYMENT OF THE DEFERRED ANNUITY

     Any member who is entitled to a deferred annuity pursuant to article 8.01 may elect to receive his annuity on the first day of any month falling within the ten year period preceding the normal retirement date. The initial payment of his annuity pursuant to this plan shall nevertheless be the same as under the basic plan. The annuity of the member shall consequently be equal to the annuity calculated in accordance with article 6.02.

9.01 SALARY DURING DISABILITY PERIOD

     For the purposes of calculating retirement benefits during a disability period where a member receives benefits under a long-term disability plan sponsored by the Company, the salary of the member shall be deemed equal to the sum of the base salary rate which he receives immediately prior to the commencement of his disability and the average of bonuses paid during the three years immediately preceding commencement of his disability.

                                     -A-2-

                         THE JEAN COUTU GROUP (PJC) INC.

Excerpt of minutes of a board of directors meeting of The Jean Coutu Group (PJC) Inc. held on October 18, 2000.

WHEREAS the company deems it appropriate to create a pension plan for its vice-presidents.

NOW THEREFORE, upon resolution further to motion, duly seconded and unanimously adopted, the board hereby resolves as follows:

1. A pension plan for vice-presidents (Canadian) of the company shall enter into force and effect on January 1, 2000. Plan by-laws shall be set forth in a document dated May 2000 and entitled "Supplemental pension plan for vice-presidents of The Jean Coutu Group (PJC) Inc.".

   This document was distributed at the meeting and a copy delivered to the secretary of the meeting for filing with minutes of the meeting.

2. For purposes of the aforementioned supplemental pension plan, the following persons are hereby designated as meeting the definition of employee on the date the plan entered into force and effect:

                           Yvon Bechard
                           Michel Boucher
                           Carole Bouthillette
                           Denis Courcy
                           Claudia Di Renzo
                           Yvon Goyer
                           Alain Lafortune
                           Jacques Jr. Lamoureux
                           Jacques Masse
                           Richard Mayrand
                           Johanne Meloche
                           Jean-Pierre Normandin

3. Laval Mathieu FICA of the firm Vias Ltee is hereby appointed actuary of the plan.

4. The assumptions, methods and actuarial tables used for purposes of determining actuarial equivalences and present values are those prescribed by the Canadian Institute of Actuaries for calculation of transfer values of registered pension plans. In cases where the values prescribed are incomplete, such values are those recommended by the plan actuary and which are coherent with the prescribed values.

5. Unless otherwise specified in the schedules of the by-law, this plan has not been funded.

6. Executive vice-president Yvon Bechard is hereby authorised to appoint the trustee to receive contributions from the company for the purposes of plan funding, where applicable, and to establish the investment policy applicable to funds accumulated through this trust. Trust fees shall be assumed by the company except in cases of management fees in relation to managing fund assets.

I the undersigned, Caroline Guay, company secretary, hereby certify that the foregoing is a true copy of resolutions of the board of directors of such company.

Executed in Longueuil on this 20th day of October the year 2000.

/SIGNED/

Caroline Guay

                         THE JEAN COUTU GROUP (PJC) INC.

Excerpt of minutes of a meeting of the board of directors of The Jean Coutu Group (PJC) Inc. held on October 23, 2002.

WHEREAS the company has created a supplemental pension plan for its vice-presidents by resolution duly adopted by the board of directors at a meeting held on October 18, 2000.

WHEREAS the company deems it appropriate to bring certain amendments to this plan.

NOW THEREFORE, upon resolution further to motion, duly seconded and unanimously adopted the board hereby resolves as follows:

1. The by-law of the supplemental pension plan for vice-presidents is hereby amended to recognise, as of the effective date of the plan, the years of continuous service of Madame Johanne Meloche between June 1, 1981 and June 9, 1989.

   This amendment is enacted by adding schedule F to the by-law of the plan. A copy of this schedule is hereby delivered to the secretary of the board meeting to be filed with the minutes of the meeting.

2. For the purposes of the supplemental pension plan for vice-presidents, the following persons are hereby designated as meeting the definition of employee commencing on the date entered beside their respective names.

                  Normand Messier           October 9, 2001
                  Alphonse Galluccio        August 26, 2002

3. The by-law of the supplemental pension plan for vice-presidents is hereby amended to recognise, as of the membership date under the plan, the years of continuous service of Mr Normand Messier between August 1, 1990 and October 9, 1995.

   This amendment is adopted by adding schedule G to the by-law under the plan. A copy of this schedule is hereby delivered to the secretary of the board meeting to be filed with the minutes of the meeting.

4. The funding policy under the plan, adopted by resolution passed on October 18, 2000, is hereby repealed and replaced by the following, to be effective on January 1, 2003.

   "Unless otherwise provided under the schedules of the by-law, funding shall commence in the year following the year where, on December 31, the present value of benefits provided for under the plan with respect to service prior to such date exceeds 1.5 times the annual salary of the membership on such date.

   The objective of funding is to accumulate amounts by the age of 60 within a trust fund such that, if added on to taxes payable under the plan, amounts shall not be lower than 1.5 times the annual salary of the member at such age, based on the present value of estimated benefits provided for under the plan. Thereafter, the level of funding shall be maintained until such time as the member retires.

   Funding shall be completed in the year when a member retires, whether such retirement occurs before or after his 60th birthday."

5. Schedule D of the by-law applicable to Mr Yvon Goyer is hereby repealed and replaced by a new schedule D, copy of which is delivered to the secretary of the board meeting to be filed with the minutes of the meeting.

I the undersigned, Caroline Guay, company secretary, hereby certify that the foregoing is a true copy of resolutions of the board of directors of such company.

Executed in Longueuil on this 23rd day of October the year 2002.


/SIGNED/

Caroline Guay

SCHEDULE G - ARTICLES OF THE PLAN BY-LAW REPLACED WITH RESPECT TO MR NORMAND MESSIER
-------------------------------------------------------------------------------

2.03 NUMBER OF YEARS OF SERVICE:

     The total number of years and fractions of years of continuous service of the employee since he was employed by the company, in addition to years and fractions of years of continuous service between August 1, 1990 and October 9, 1995.

     The total number of years of service shall not exceed 35 years. Furthermore, the number of years of service shall cease to accumulate as of the normal retirement date.


                                                        October 23, 2002

                         THE JEAN COUTU GROUP (PJC) INC

Excerpt of minutes of a meeting of the board of directors of The Jean Coutu Group (PJC) Inc. held on May 30, 2003.

WHEREAS the company has created a supplemental pension plan for its vice-presidents by resolution duly adopted by the board of directors at a meeting held on October 18, 1990 and subsequently amended by last amendment adopted on October 23, 2002.

WHEREAS the company deems it appropriate to bring a correction to this plan with a view to making it comply with the employment conditions agreed upon with one of the members under this plan.

NOW THEREFORE, upon resolution further to motion, duly seconded and unanimously adopted, the board hereby resolves as follows:

1. Schedule G of the by-law under the supplemental pension plan for vice-presidents as adopted on October 23, 2002 is hereby repealed and replaced by a revised schedule G, a copy of which is hereby delivered to the board's secretary to be filed with the minutes of the meeting.

2. The amendments made on October 23, 2002 shall constitute amendment number 1 to the plan and the revised schedule shall constitute amendment number 2 to the supplemental plan for vice-presidents.

3. The revised schedule G shall replace the original schedule G retroactive to the effective date of amendment number 1 for the relevant member.

I the undersigned, Caroline Guay, company secretary, hereby certify that the foregoing is a true copy of resolutions of the board of directors of such company.

Executed in Longueuil on this 30th day of May of the year 2003.


/SIGNED/

Caroline Guay

SCHEDULE G - ARTICLES IN THE PLAN BY-LAW REPLACED WITH RESPECT TO MR NORMAND MESSIER

-------------------------------------------------------------------------------

2.03 NUMBER OF YEARS OF SERVICE

     The total number of years and fractions of years of continuous service of the employee since his final hiring date with the company in addition to years and fractions of years of continuous service since August 1, 1990.

     The total number of years of service shall not exceed 35 years. Furthermore, the number of years of service shall cease accumulating as of the normal retirement date.

                                                    Revised on May 30, 2003